UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

LEXAGENE HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee paid previously with preliminary materials.

☐ Fee computed in exhibit required by Item 25(p) per Exchange Act Rules 14a-6(i)(1) and 0-11.

__________

LEXAGENE HOLDINGS INC.

500 Cummings Ctr., Suite 4550, Beverly, MA 01915

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on February 8, 2023

Dear Stockholder:

The annual meeting of stockholders (the "Annual Meeting") of LexaGene Holdings Inc. (the "Company") will be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, on February 8, 2023, at 10:00 a.m. (Vancouver time).

The Company is offering stockholders the option to listen and participate (but not vote) at the Annual Meeting in real time by conference call at the following coordinates:

Dial by your location Canada Toll Free: 1-855-244-8677 US Toll Free: 1-855-282-6330 Access Code: 954 422 47

As of the date of this Notice, we intend to hold the Annual Meeting in physical face-to-face format and include a telephone conference call so shareholders can listen to the Annual Meeting in real time.  We are continuously monitoring the current coronavirus (COVID-19) pandemic, and although current guidelines related to COVID-19 do not impose any restrictions on our ability to hold the Annual Meeting in physical format, stockholders may wish to consider voting their shares by proxy and not attending the meeting in person.  Those stockholders who do wish to attend the Annual Meeting in person should carefully consider and follow the instructions of the federal Public Health Agency of Canada, as and when they are updated and made available at (https://www.canada.ca/en/public-health/services/diseases/coronavirus-disease-covid-19.html). We ask that stockholders also review and follow the instructions of any regional health authorities of the Province of British Columbia, including the Vancouver Coastal Health Authority, the Fraser Health Authority and any other health authority holding jurisdiction over the areas you must travel through to attend the Annual Meeting.  We also ask that you do not attend the Annual Meeting in person if you are experiencing any cold or flu-like symptoms, or if you or someone with whom you have been in close contact has travelled to/from outside of Canada within the 14 days prior to the Annual Meeting.

The Company reserves the right to take any additional precautionary measures deemed to be appropriate, necessary or advisable in relation to the Annual Meeting in response to further developments in the COVID-19 outbreak, including (i) holding the Annual Meeting virtually or by providing a webcast of the Annual Meeting; (ii) hosting the Annual Meeting solely by means of remote communication; (iii) changing the Annual Meeting date and/or changing the means of holding the Annual Meeting; (iv) denying access to persons who exhibit cold or flu-like symptoms, or who have, or have been in close contact with someone who has, travelled to/from outside of Canada within the 14 days immediately prior to the Annual Meeting; and (v) such other measures as may be recommended by public health authorities in connection with gatherings of persons such as the Annual Meeting.  Should any such changes to the Annual Meeting format occur, the Company will announce any and all changes by way of news release, which will be filed on EDGAR as an exhibit to a Current Report on Form 8-K and under the Company's profile on SEDAR.  In addition, the Company will file the news release as definitive additional soliciting material on EDGAR.  We strongly recommend you check the Company's website www.lexagene.com, prior to the Annual Meeting for the most current information.  In the event of any changes to the Annual Meeting format due to the COVID-19 outbreak, the Company will not prepare or mail amended Annual Meeting materials.

Stockholders who intend to attend the meeting via teleconference must submit votes by Proxy ahead of the proxy deadline of 10:00 a.m. (Pacific Time) on February 6, 2023.  Attendance by teleconference allows stockholders to listen to, but not to vote at the Annual Meeting.

At the Annual Meeting stockholders will be asked to:

  elect Dr. John (Jack) Regan, Tom Slezak, Dr. Jane Sykes, Joseph Caruso and Stephen Mastrocola to act as directors of the Company;

  ratify the appointment of RSM US LLP, as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2023;

  ratify and approve the Company's amended and restated omnibus incentive plan (the "Amended and Restated Omnibus Incentive Plan");

  consider, and if appropriate, to approve an ordinary resolution of disinterested shareholders to ratify, confirm and approve the increase of the fixed maximum number of common shares to be reserved for issuance upon exercise of Options pursuant to the Company's Amended and Restated Omnibus Incentive Plan, subject to regulatory approval, as described in the accompanying Proxy Statement;

  consider and, if appropriate, to approve an ordinary resolution of disinterested shareholders to ratify, confirm and approve the increase of the fixed maximum number of common shares to be reserved for issuance upon conversion of Restricted Share Units pursuant to the Company's Amended and Restated Omnibus Incentive Plan, subject to regulatory approval, as described in the accompanying Proxy Statement;

  approve, on a non-binding advisory basis, the compensation of our named executive officers; and

  transact any other business properly brought before the Annual Meeting or any adjournment thereof.

On or about December 30, 2022, the Company mailed to all stockholders of record, as of December 19, 2022, a Notice of Internet Availability of Proxy Materials (the "Notice").  Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, Proxy Card and Amendment No. 1 to our Registration Statement on Form 10 (the "Amended Form 10 Registration Statement"), on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents.  There is no charge to you for requesting a paper copy of these documents.  Our Amended Form 10 Registration Statement, including audited financial statements for the years ended February 28, 2022 and 2021, does not constitute any part of the material for the solicitation of proxies.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.  Only stockholders of record of the Company's common stock at the close of business on December 19, 2022, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

It is important that your shares be represented and voted at the Annual Meeting.  If you are the registered holder of the Company's common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting.  You may vote your shares of common stock in person even if you previously returned a proxy card.  Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.  Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

ii

If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting.  All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Annual Meeting.  If you are a stockholder of record, your ownership of the Company's common stock will be verified against the list of stockholders of record as of December 19, 2022, prior to being admitted to the Annual Meeting.  If you are not a stockholder of record and hold your shares of common stock in "street name" (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of December 19, 2022, such as your most recent account statement dated prior to December 19, 2022, and a copy of the voting instruction card provided by your broker, bank or nominee or similar evidence of ownership.

By Order of the Board of Directors

LEXAGENE HOLDINGS INC.

/s/ Jack Regan

Dr. Jack Regan
Chief Executive Officer

Dated: December 30, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 8, 2023:

The Proxy Statement and form of Proxy, as well as the
Company's Amended Form 10 Registration Statement,
are available on the Internet at:

https://lexagene.com/events/annual-general-shareholder-meeting/

__________

iii

LEXAGENE HOLDINGS INC.

500 Cummings Center, Suite 4550, Beverly, Massachusetts 01915, USA

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

To be held on February 8, 2023

THE ANNUAL MEETING

General

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of LexaGene Holdings Inc. ("we", "us", "our" or the "Company") for use in connection with our annual meeting of our stockholders (the "Annual Meeting") to be held on February 8, 2023, at 10:00 a.m. (Vancouver time), at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

In accordance with rules and regulations adopted by the United States Securities and Exchange Commission (the "SEC"), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials to our stockholders on the Internet.  On or about December 30, 2022, the Company mailed to all stockholders of record, as of December 19, 2022 (the "Record Date"), a Notice of Internet Availability of Proxy Materials (the "Notice").  If you received only a Notice by mail, you will not receive a printed copy of the proxy materials.

Please carefully review the Notice for information on how to access our proxy materials, consisting of the Notice of Annual Meeting, Proxy Statement and Proxy Card, available at www.proxyvote.com.  You may also access Amendment No. 1 to our Registration Statement on Form 10 (the "Amended Form 10 Registration Statement"), including our audited financial statements for the years ended February 28, 2022 and 2021.  However, our Amended Form 10 Registration Statement does not constitute any part of the material for the solicitation of proxies.

The Notice also includes instructions as to how you may submit your proxy on the Internet or over the telephone.

If you received only a Notice of Internet Availability (the "Notice") by mail and you would like to receive a printed copy of our proxy materials, including a Proxy Card, or a copy of our Amended Form 10 Registration Statement, you should follow the instructions for requesting such materials included in the Notice.  There is no charge to you for requesting a paper copy of these documents.

Our principal offices are located at 500 Cummings Center, Suite 4550, Beverly, Massachusetts 01915, USA. Our telephone number is:  800 215-1824 and our website address is: www.lexagene.com.

Manner of Solicitation and Expenses

This proxy solicitation is made on behalf of our Board of Directors.  Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services.  We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting.  Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the Record Date.

Record Date and Voting Shares

Our Board of Directors has fixed the close of business on December 19, 2022, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.  As of the Record Date there were 140,523,355 shares of common stock issued, outstanding and entitled to vote at the Annual Meeting.  Holders of shares of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date.  There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders.  The required quorum for the transaction of business at the Annual Meeting at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares of common stock must be present at the Annual Meeting either in person or represented by proxy.  Shares that will be counted for purposes of determining whether a quorum exists will include:

  shares of common stock represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;

  shares of common stock represented by properly executed proxies for which no voting instruction has been given; and

  broker non-votes.

Broker non-votes occur when shares of common stock held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

If you are a registered holder of shares of our common stock as of December 19, 2022, the Record Date for the Annual Meeting, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under "Voting of Proxies".

If you hold shares of our common stock in "street name" through a broker or other custodian, you must follow the instructions provided by your broker or other custodian regarding how to instruct your broker or custodian in respect of voting your shares.  If, on the other hand, you wish to vote the shares you own beneficially at the Annual Meeting, you must first request and obtain a "legal proxy" from your broker or other custodian. If you choose not to provide voting instructions or a legal proxy, your shares are referred to as "uninstructed shares". Whether your broker or custodian has the discretion to vote these shares on your behalf depends on the ballot item.

Brokers and custodians can no longer vote uninstructed shares on your behalf in director elections (Proposal One), or in respect of the non-binding advisory ("Say-on-Pay") vote on the compensation of our named executive officers (Proposal Six).  Further, broker non-votes involving uninstructed shares are not deemed to be votes cast and, therefore, will have no effect on the votes with respect to: (a) ratification and approval of the Amended and Restated Omnibus Plan  (Proposal Three), or (b) disinterested shareholder approval to increase (i) the Option Allocation under the Amended and Restated Omnibus Plan  (Proposal Four), or (ii) the Restricted Share Unit Allocation under the Amended and Restated Omnibus Plan  (Proposal Five).

Voting of Proxies

You can vote the shares of common stock that you own of record on the Record Date by either attending the Annual Meeting in person or by filling out and sending in a proxy in respect of the shares that you own.  Your execution of a proxy will not affect your right to attend the Annual Meeting and to vote in person.  You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Notice.

You may revoke your proxy at any time before it is voted by:

(a) filing a written notice of revocation of proxy with our Corporate Secretary at any time before the taking of the vote at the Annual Meeting;

(b) executing a later-dated proxy and delivering it to our Corporate Secretary at any time before the taking of the vote at the Annual Meeting; or

(c) attending at the Annual Meeting, giving affirmative notice that you intend to revoke your proxy and voting in person.  Please note that your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the Annual Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy.  If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Annual Meeting as set forth in the accompanying Notice of Meeting.  The shares represented by proxy will also be voted for or against such other matters as may properly come before the Annual Meeting in the discretion of the persons named in the proxy as proxyholders.  We are currently not aware of any other matters to be presented for action at the Annual Meeting other than those described herein.

Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the Registered and Records Office of the Company at Suite 1500 - 1055 West Georgia Street, Vancouver, BC V6E 4N7, Attention: CEO.

Votes Required

Proposal One - Election of Directors:  The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the election of our directors.  This means that the nominees who receive the greatest number of votes for each open seat will be elected.  Votes may be cast in favor of the election of directors or withheld.  Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Proposal Two - Ratification of Appointment of Independent Registered Public Accountants:  The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants.  Votes may be cast in favor of this Proposal or withheld.  Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the ratification of the appointment of our independent registered public accountant.

Proposal Three - Ratification and Approval of the Amended and Restated Omnibus Incentive Plan:  The affirmative vote of the holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the ratification and approval of the Company's Amended and Restated Omnibus Incentive Plan.  Stockholders may vote in favor or against this Proposal or they may abstain.  Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal.  Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Proposal Four - Increase to Option Allocation Under the Amended and Restated Omnibus Incentive Plan: The affirmative vote of the disinterested holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the approval of an increase of the fixed maximum number of common shares to be reserved for issuance upon exercise of Options pursuant to the Company's Amended and Restated Omnibus Incentive Plan.  Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal.  Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Proposal Five - Increase to Restricted Share Unit Allocation Under the Amended and Restated Omnibus Incentive Plan: The affirmative vote of the disinterested holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the approval of an increase of the fixed maximum number of common shares to be reserved for issuance upon exercise of Restricted Share Units pursuant to the Company's Amended and Restated Omnibus Incentive Plan.  Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal.  Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Proposal Six - Say-on-Pay for Executive Compensation - Advisory Resolution: The vote to approve the compensation of our named executive officers (commonly known as a "say-on-pay" vote) is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the non-binding advisory vote on executive compensation. Stockholders may vote in favor of or against the Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Broker non-votes will have no effect on the vote with respect to this Proposal.

Stockholder Proposals

No proposals have been received from any stockholder for consideration at the Annual Meeting.

Other Matters

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting.  If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters.  The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incidental to the conduct of the Annual Meeting.

No Rights of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to the matters that are the subject of this proxy solicitation under the laws of the State of Nevada, our certificate of incorporation or our bylaws.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, other than elections to office and as named executive officers in respect of whose compensation the non-binding advisory vote on executive compensation will be held:

  each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

  each nominee for election as one of our directors; or

  any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 19, 2022, by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and

  each executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the related percentages are based on 140,523,355 shares of common stock outstanding as of December 19, 2022.

For the purposes of computing the number of common shares and percentage ownership of each stockholder named below, common shares that may be issued to the stockholder upon the exercise or conversion of stock options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following December 19, 2022 (when there were 140,523,355 common shares of the Company issued and outstanding) are deemed to be outstanding and beneficially owned by such stockholder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership
Directors and Officers:

Dr. John (Jack) Regan Chairman, CEO and Director Massachusetts, USA	6,934,589(2)	4.9%
Tom Slezak(8)(9)(10) Director Washington, USA	460,625(3)	0.3%
Dr. Jane Sykes (10) Director California, USA	40,000(4)	0.0%
Joseph Caruso(8)(9)(10) Director Massachusetts, USA	249,933(5)	0.2%
Stephen Mastrocola(8)(9)(10) Director Massachusetts, USA	100,800(6)	0.1%
Jeff Mitchell Chief Financial Officer Corporate Secretary and Treasurer	848,085(7)	0.6%
Steven Armstrong Chief Operating Officer	397,911	0.3%
All directors and executive officers as a group (7 persons)	9,031,943	6.4%

Major Stockholders: Meridian LGH Holdings LLC	18,500,000	13.2%

Notes:

(1) Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of such security; and (ii) investment power, which includes the power to dispose or direct the disposition of the security.  Certain shares of common stock may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares of common stock are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares of common stock outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.  As a result, the percentage of outstanding shares of common stock of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement.  As of December 19, 2022, there were 140,523,355 shares of common stock of the Company issued and outstanding.

(2) This number includes stock options to purchase 289,500 common shares and 587,000 Restricted Share Units ("RSUs") held by Dr. Regan.

(3) This number includes stock options to purchase 426,875 common shares and 33,750 RSUs held by Mr. Slezak.

(4) This number includes stock options to purchase 40,000 common held by Dr. Sykes.

(5) This number includes stock options to purchase 67,125 common shares and 172,500 RSUs held by Mr. Caruso.

(6) This number includes stock options to purchase 100,800 common shares held by Mr. Mastrocola.

(7) This number includes stock options to purchase 147,750common shares and 547,750 RSUs held by Mr. Mitchell.

(8) Member of the Audit Committee.

(9) Member of the Compensation Committee.

(10) Member of the Nominating and Corporate Governance Committee.

Changes in Control

We are unaware of any contract, or other arrangement or provision, the operation of which may at a subsequent date result in a change of control of our Company.

PROPOSAL NUMBER ONE:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

Each of our directors is elected at the annual meeting of our stockholders and, upon the director's election, will hold office until our next annual meeting or until his or her successor is elected and qualified.

The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of the Company.  Our Board of Directors has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by our Board of Directors.

The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director.  Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

Dr. John (Jack) Regan, Tom Slezak, Dr. Jane Sykes, Joseph Caruso, and Stephen Mastrocola, each of whom is a current director, have been nominated for election as directors.  It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director, and each of the nominees has consented to being named in this Proxy Statement and to serve as a director, if elected.

Directors and Executive Officers

Our current directors and executive officers and their respective ages as of December 19, 2022, are as follows:

Name	Age	Position with the Company
Dr. John (Jack) Regan	50	Chairman and Director
Tom Slezak	69	Director
Dr. Jane Sykes	51	Director
Joseph Caruso	63	Director
Stephen Mastrocola	63	Director

The following describes the business experience of each nominee for election to our Board of Directors, including other directorships held in reporting companies:

Dr. John (Jack) F. Regan - Chairman, Chief Executive Officer and Director

Dr. Regan is the inventor of the Company's automated pathogen detection system, MiQLab® System. Before founding LexaGene, he led a team of scientists at Bio-Rad Laboratories in developing tests for detecting pathogens, cancer, and neurological disorders using droplet digital PCR.

Prior to Bio-Rad, Jack helped QuantaLife, a startup company, bring its product from concept to commercialization where it was subsequently acquired by Bio-Rad. He has also worked at Applied Biosystems/Life Technologies on automated sample preparation and did his post-doctoral training at Lawrence Livermore National Laboratory, where he developed automated instruments to detect respiratory pathogens and bio-threat agents for the US government's BioWatch program.

His doctoral training at the University of California San Francisco focused on influenza viral replication.

Tom Slezak - Director

Mr. Slezak recently retired from Lawrence Livermore National Laboratory (LLNL), where he was an Associate Program Leader for Informatics. His career at LLNL spanned 40 years. He was a significant contributor to the Human Genome Program and a developer of the nation-wide BioWatch system.

Throughout his career he has chaired many NIH grant review sessions for infectious disease proposals. He is a renowned bio-defense expert and during his career has served on numerous National Academy panels and DoD Standing Committees focused on Biodefense programs. Mr. Slezak also co-chaired a Blue Ribbon Panel on bioinformatics for the CDC that resulted in major new funding for Advanced Molecular Diagnostics and bioinformatics.

Mr. Slezak managed a Pathogen Bioinformatics team at LLNL for 19 years, where the team developed a variety of genetic-based assays and analysis software to support a broad range of pathogen detection and forensic programs in biodefense and human/animal health. The software developed by his team is in regular use world-wide.

Dr. Jane Sykes - Director

Dr. Sykes is the Executive Director of Innovation and Entrepreneurship, School of Veterinary Medicine (SVM) at the University of California, Davis (UC Davis). For more than 20 years, Dr. Sykes has held numerous positions at UC Davis including Professor of Small Animal Internal Medicine (Infectious Diseases) and Chief Veterinary Medical Office and Associate Dean of Veterinary Medical Center Operations.

Her research focus is infectious diseases of dogs and cats, especially those of immunocompromised patients, fungal diseases, and bloodstream-associated bacterial infections. Previously, she served as the Associate Editor for the Journal of Veterinary Internal Medicine and is currently volunteering her time as the President-Elect for the American College of Veterinary Medicine (ACVIM).

Dr. Sykes hails from Melbourne, Australia. Dr. Sykes received her BCSc (Hons) PhD at the University of Melbourne and her MBA from the University of Georgia. She completed her residency at the University of Minnesota. Dr. Skyes is a Diplomate American College of Veterinary Internal Medicine (SAIM) and has a California University Veterinarian Licensure. She is Board Certified by the American College of Veterinary Internal Medicine (Small Animal Internal Medicine). She is the recipient of numerous awards and author of many scientific publications.

Joseph Caruso - Director

Mr. Caruso has thirty years of broad executive management experience as a CEO and board member, contributing operational, financial, administrative, and general management leadership to public and private companies. He was one of the founding members of the management team of Palomar Medical Technologies, which developed many first-of-its-kind technologies including the first FDA OTC cleared laser for home use. As its CEO and Chairman of the Board of Directors, Mr. Caruso was instrumental in taking Palomar public in 1992, growing the company from a start up to its sale in 2013 for approximately $300M.

Mr. Caruso was actively involved in the design and development of a number of the medical devices launched by Palomar and worked closely with many world-renowned research institutions such as Massachusetts General Hospital. Mr. Caruso has negotiated dozens of acquisitions, license agreements and joint development agreements in his career including with companies such as Johnson and Johnson and Gillette (now part of Proctor and Gamble Company).

Stephen Mastrocola - Director

Mr. Mastrocola brings almost 40 years of accounting and auditing experience working with public and private companies. Mr. Mastrocola recently retired from Ernst & Young LLP (EY) after 19 years, where he was a senior assurance partner and led EY's New England Assurance Practice for several years. Prior to EY, Mr. Mastrocola was an assurance partner at Arthur Andersen LLP.

Through his 40-year career at leading auditing firms, he served primarily emerging and growth-oriented companies in the life sciences sector with products in medical devices and diagnostics. Mr. Mastrocola is a Certified Public Accountant with extensive experience in various financial transactions including IPOs, debt financings, mergers and acquisitions, revenue recognition, internal controls and corporate governance, including compliance matters.

Mr. Mastrocola is also a member of LaunchPad Venture Group and serves on the Boards of Partners for Youth with Disabilities and the New England Aquarium.

The following describes the business experience of the non-director officers of the Company:

Jeff Mitchell - Chief Financial Officer

Mr. Mitchell has over two decades of financial and SEC experience. Before joining LexaGene, he served in positions of increasing responsibility including Controller and Director of Finance, overseeing areas such as public company financial reporting, audits, and financial planning and analysis for Palomar Medical Technologies, Inc. which was publicly traded on the NASDAQ before Mr. Mitchell helped orchestrate its sale to Cynosure in 2013 for approximately $300M.

In addition to his many years at Palomar, Mr. Mitchell has served in numerous financial and strategic advisory roles for medical device, imaging, and diagnostic companies.

Steve Armstrong - Chief Operating Officer

Mr. Armstrong has spent his career leading numerous teams in the commercialization of complex medical devices, directly overseeing global operations including design, development, manufacturing, and service operations in eight countries.

Throughout his career, he has been responsible for obtaining FDA and global regulatory approvals in over 100 countries for more than 50 devices with hundreds of indications, implementing best-in-class quality management systems, and ensuring worldwide compliance.

Mr. Armstrong started his career involved with the development and launch of LASIK technology and has brought new laser and light-based technologies to a variety of medical specialties over the past 25 years for organizations including Palomar Medical Technologies and IPG Medical in both human clinical and veterinary technologies.

Term of Office

All of our directors, when elected, hold office until the next annual meeting of our stockholders or until their successors are elected and qualified.  Our officers are appointed by our Board of Directors and hold office until their successors are appointed and qualified.

Significant Employees

There are no significant employees of the Company other than our executive officers who provide their services on a consulting basis.  Our operating subsidiaries, Bionomics Diagnostics Inc. and LexaGene, Inc., have an aggregate of 22 employees at all of our locations.  Bionomics Diagnostics Inc., a company incorporated under the laws of British Columbia, is a wholly-owned direct subsidiary of the Company.  LexaGene, Inc., a Massachusetts company, is a wholly-owned indirect subsidiary of the Company which is held through Bionomics Diagnostics Inc.

Family Relationships

There is no family relationship between any of our executive officers or directors.

Involvement in Certain Legal Proceedings

Except as disclosed in this proxy statement, during the past ten years none of the following events have occurred with respect to any of our directors and officers:

1. A petition under any legislation relating to bankruptcy laws or insolvency laws was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2. Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i. Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii. Engaging in any type of business practice; or

iii. Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of applicable securities legislation, whether federal, state or provincial or any applicable commodities legislation;

4. Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5. Such person was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

6. Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7. Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i. Any federal or state securities or commodities law or regulation; or

ii. Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii. Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8. Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the U.S. Securities Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On June 30, 2022, the British Columbia Securities Commission (the "BCSC") issued a management cease trade order (the "MCTO") against Dr. Jack Regan and Jeff Mitchell in connection with the Company's failure to file on a timely basis its audited financial statements, management's discussion & analysis and related certifications (collectively, the "2022  Financial Materials") for the year ended February 28, 2022. The Company filed the 2022 Financial Materials on July 25, 2022 and the BCSC revoked the MCTO on July 26, 2022.

On August 7, 2013, the British Columbia Securities Commission and the Alberta Securities Commission (the "Commissions") issued a cease trade order (the "CTO") against the Company, its directors, officers and insiders for failure of the Company to file its audited financial statements, management's discussion & analysis and related certifications (collectively, the "2013 Financial Materials") for the year ended March 31, 2013. On August 8, 2013, trading in the Company's common shares was suspended by the TSX Venture Exchange for failure to file the 2013 Financial Materials. The Company filed the 2013 Financial Materials with the Commissions and the CTO was lifted by the Commissions on September 26, 2013. The Company applied to the TSX Venture Exchange to lift the trading suspension and, after satisfying all of the conditions of the TSX Venture Exchange, the suspension was lifted and trading in the Company's common shares recommenced on October 30, 2013.

There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Meetings of Directors during the last Fiscal Year ended February 28, 2022

The Company's Board of Directors held 5 meetings in person, by teleconference or summaries of actions during the fiscal year ended February 28, 2022 ("Fiscal 2022").  No director attended fewer than 80% of the total number of the meetings of the Board of Directors held during Fiscal 2022.

The Company does not have a formal policy with respect to director attendance at annual stockholders' meetings; however, all directors are encouraged to attend.  It is anticipated that 100% of directors will attend the 2022 annual meeting of stockholders in person or by teleconference.

Board Independence

The Company uses the listing standards of the Nasdaq Stock Market in determining the independence of its directors.  The Board of Directors has determined that Tom Slezak, Dr. Jane Sykes, Stephen Mastrocola and Joseph Caruso each qualify as independent directors under such listing standards.  The Board of Directors has determined that none of these directors has a material relationship with the Company that would interfere with the exercise of independent judgment.  The sole non-independent director is Dr. John (Jack) Regan (Chairman and Chief Executive Officer).

Board Committees

Member	Independent(1)	Audit	Nominating & Corporate Governance	Compensation
Dr. Jack Regan (2)
Thomas Slezak (3)	√	√	√	√
Joseph Caruso (4)	√	√	√	√
Stephen Mastrocola (5)	√	√		√
Dr. Jane Sykes (6)	√		√
Dr. Manohar Furtado (7)

1. As determined under Canadian securities laws and Nasdaq corporate governance rules.

2. Chairperson of the Board of Directors.

3. Chairperson of the Nominating & Corporate Governance Committee.

4. Chairperson of the Compensation Committee.

5. Chairperson of the Audit Committee.

6. Dr. Jane Sykes joined the LexaGene Board of Directors on November 8, 2021.

7. Dr. Manohar Furtado resigned from the LexaGene Board of Directors on November 8, 2021.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board assists the Board in fulfilling its oversight responsibilities relating to the corporate governance of the Company and the size, structure, and membership of the Board and its committees.

Composition of the Nominating and Corporate Governance Committee

As of the date of this Proxy Statement, the following are the members of the Nominating and Corporate Governance Committee:

Name of Member	Independent (1)
Thomas Slezak (Chair)	Yes
Joseph Caruso	Yes
Dr. Jane Sykes	Yes

1. As determined under Canadian securities laws and Nasdaq corporate governance rules.

Nominating and Corporate Governance Committee Charter

The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which sets out the Nominating and Corporate Governance Committee's responsibilities. The Nominating and Corporate Governance Committee has been delegated responsibility for: i)  recommending to the Board corporate governance principles, and any changes thereto as appropriate; ii) performance reviews of the Board, Board committees and individual directors; iii) establishing criteria for selecting new directors which shall reflect, among other facets, a candidate's integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board, including its size and structure, the relative strengths and experience of current Board members and principles of diversity; iv) recruiting candidates to fill new positions on the Board; and v) advising the Board with respect to the charters, structure and operations of the various committees of the Board and qualifications for membership thereon.

Audit Committee

The Audit Committee of the Board assists the Company's Board in fulfilling its oversight responsibilities relating to financial accounting and reporting process and internal controls for the Company and ensuring the adequacy and effectiveness of the Company's risk management programs. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its Shareholders, as well as reviews the Company's system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

Composition of the Audit Committee

As of the date of this Proxy Statement, the following are the members of the Audit Committee:

Name of Member	Independent (1)	Financially Literate (2)
Stephen Mastrocola (Chair)	Yes	Yes
Joseph Caruso	Yes	Yes
Thomas Slezak	Yes	Yes

1. As determined under Canadian securities laws and Nasdaq corporate governance rules.

2. A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company's financial statements.

The current Audit Committee members are all considered to be independent of the Company and financially literate.

Our Board of Directors has determined that we have at least one financial expert, Mr. Mastrocola.  An audit committee financial expert means a person who has the following attributes:

(a) An understanding of generally accepted accounting principles and financial statements;

(b) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(c) Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the small business issuer's financial statements, or experience actively supervising one or more persons engaged in such activities;

(d) An understanding of internal control over financial reporting; and

(e) An understanding of audit committee functions.

Audit Committee Oversight

At no time since the commencement of the Company's most recently completed financial year were any Audit Committee recommendations to nominate or compensate an external auditor not adopted by the Board of Directors.

Audit Committee Charter

The Board adopted a new Audit Committee Charter effective September 13, 2021, a copy of which is attached hereto as Schedule "B".  The Audit Committee performs a number of roles including (i) assisting directors to meet their oversight responsibilities, (ii) enhancing communication between directors and the external auditors; (iii) ensuring the independence of the external auditors; (iv) increasing the credibility and objectivity of financial reports; and (v) strengthening the role of the directors by facilitating in-depth discussions among directors, management, and the external auditor. The Audit Committee has been delegated responsibility for: (i) the integrity of the Company's consolidated financial statements and accounting and financial processes and the audits of its consolidated financial statements; (ii) compliance with legal and regulatory requirements; (iii) the external auditors' qualifications and independence; (iv) the work and performance of financial management and external auditors; and (v) the system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and risk management established by management and the Board. The Audit Committee is also responsible for monitoring our Company's cybersecurity profile by annually meeting with our service provider or Head of Information Technology (IT) for a review of precautions taken to protect the interests of our Company.

The Audit Committee has unrestricted access to all books and records of the Company and may request any information as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or experts in the performance of its duties.

Compensation Committee

The Compensation Committee of the Board assists the Board in fulfilling its oversight responsibilities relating to the recruitment, compensation, evaluation and retention of senior management and other key employees, and in particular the Chief Executive Officer and Chief Financial Officer, with the skills and expertise needed to enable the Company to achieve its goals and strategies at competitive compensation and with appropriate performance incentives.

Composition of the Compensation Committee

As of the date of this Proxy Statement, the following are the members of the Compensation Committee:

Name of Member	Independent (1)
Joseph Caruso (Chair)	Yes
Stephen Mastrocola	Yes
Thomas Slezak	Yes

1. As determined under Canadian securities laws and Nasdaq corporate governance rules.

Compensation Committee Charter

The Board has adopted a written charter for the Compensation Committee, which sets out the Compensation Committee's responsibilities. The Compensation Committee has been delegated responsibility for: i) reviewing and approving on an annual basis our Company's compensation policies and guidelines  ii) reviewing and approving executive employment contracts and severance arrangements; iii) reviewing and approving on an annual basis the corporate goals and objectives  with respect to the compensation for our Chief Executive Officer; iii) evaluating at least once a year our Chief Executive Officer's performance in light of such established goals and objectives, and, based on such evaluation, setting our Chief Executive Officer's compensation; iv) reviewing and administering our Company's incentive compensation and other equity-based plans, and recommending changes to such plans to the Board as needed; v) periodically reviewing and making recommendations to the Board regarding the compensation of non-management directors; vi) overseeing the appointment and removal of executive officers; vii) reviewing and approving any employment, severance or change in control agreements for executive officers; and viii) approving any loans to employees as allowed by law.

Board Qualifications

The Company believes that each of the members of the Company's Board has the experience, qualifications, attributes and skills that make him or her suitable to serve as a director of the Company in light of the Company's operations, and its large number of employees. See "Directors and Executive Officers" above for a description of the education and experience of each director.

Dr. John "Jack" Regan's specific qualifications, experience, skills and expertise include:

  Operational experience as LexaGene's Chief Executive Officer since 2016.
  Expertise in diagnostics, strategic planning, business operations, marketing, financing and corporate governance.
  Knowledge of past and current business strategies.
  History on the Company's Board of Directors.
  Hiring key employees

Thomas Slezak's specific qualifications, experience, skills and expertise include:

  Expertise in diagnostics, strategic planning and business operations.
  Knowledge of past and current business strategies.
  History on the Company's Board of Directors.
  Significant accounting and financial expertise (qualifying him to serve on the Company's Audit Committee).

Joseph Caruso's specific qualifications, experience, skills and expertise include:

  Past experiences as a Chief Executive Officer
  Expertise in Medical Device, strategic planning and business operations.
  Knowledge of past and current business strategies.
  Mergers and Acquisitions
  History on the Company's Board of Directors.
  Significant accounting and financial expertise (qualifying him to serve on the Company's Audit Committee).

Stephen Mastrocola's specific qualifications, experience, skills and expertise include:

  Past experiences as a Partner at a large, International Accounting Firm
  Expertise in Medical Device, strategic planning and business operations.
  Knowledge of past and current business strategies.
  Mergers and Acquisitions
  Significant accounting and financial expertise (qualifying him to serve on the Company's Audit Committee).

Dr. Jane Sykes's specific qualifications, experience, skills and expertise include:

  Expertise in Veterinary Medicine.
  Expertise in infectious diseases in small animals
  Knowledge of past and current business strategies.
  Strategic planning and business operations.
  Board Certified by the American College of Veterinary Internal Medicine

The Board believes these qualifications bring a broad set of complementary experience to the Board's discharge of its responsibilities.

Stockholder Communications

Stockholders may contact an individual director, the Board of Directors as a group or a specified Board of Directors' committee or group, including any non-employee directors as a group, either by: (i) writing to LexaGene Holdings Inc., c/o 500 Cummings Center, Suite 4550, Beverly, Mass., 01915, USA, Attention: Corporate Secretary; or (ii) sending an e-mail message to info@lexagene.com.

Our Corporate Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to our CEO, the appropriate members of the Board of Directors or the entire Board of Directors depending on the nature of the communication.  Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

Certain Relationships and Related Party Transactions

Except as described below, and except for  compensation to the Company's executive officers and directors described in this Proxy Statement under the heading "Executive Compensation," there have been no transactions since the beginning of the last fiscal year ended February 28, 2022, or any currently proposed transaction, in which (i) the Company was or is to be a participant, (ii) the amount involved exceeds $120,000 and (iii) in which any Related Person had or will have a direct or indirect material interest. For these purposes, a "Related Party" means:

  any of our directors or officers;
  any person proposed as a nominee for election as a director;
  any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; or
  any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the above persons.

Our Board reviews any proposed transaction involving Related Parties and considers whether such transactions are fair and reasonable and in the Company's best interests.

The Company entered into a related party transaction on February 8, 2022 when Meridian LGH Holdings LLC, ("Meridian") agreed to make an investment in the Company for a total of CAD$6,475,000 (approximately USD$4,995,000). The Company and Meridian closed the private placements in two tranches. The first tranche of the private placement, which closed February 8, 2022, was comprised of 13,115,725 units (each, a "Unit") of the Company at the price of CAD$0.35 per Unit (approximately USD$0.27 per Unit) (the "Issue Price") for gross proceeds of CAD$4,590,503.75 (approximately USD$3,541,245.75). The second tranche of the private placement, which closed on February 18, 2022, was comprised of 5,384,275 Units issued at the Issue Price per Unit for gross proceeds of CAD$1,884,496.25 (approximately USD$1,453,754.25).

Each Unit was comprised of one common share of the Company and one common share purchase warrant (each, a "Warrant"), with each whole warrant entitling the holder to purchase one common share of the Company for a period of 36 months at a price of CAD$0.45 (approximately USD$0.35).

Immediately after the closing of both tranches of the private placement, Meridian held 18,500,000 common shares of the Company (representing approximately 13.41% of the issued and outstanding common shares of the Company), and 18,500,000 Warrants.

On December 7, 2022, the Company announced its intention to amend the exercise price of the Warrants to CAD$0.23 (approximately USD$0.17) per common share. In accordance with TSX Venture Exchange requirements, the expiry date of the Warrants will be subject to acceleration and shortened to 30 days in the event the closing price of the Company's common shares on the TSX Venture Exchange exceeds CAD$0.288 (approximately USD$0.21) for any 10 consecutive trading days. All other terms of each Warrant will remain the same.  Amendment of the Warrants is subject to the approval of the TSX Venture Exchange and receipt of Meridian's consent.

In connection with the private placement, the Company and Meridian entered into an investor rights agreement (the "Investor Rights Agreement"). Pursuant to the terms of the Investor Rights Agreement, Meridian has been granted certain information and notice rights, and the right to participate in future financings of the Company in order to maintain its then-current percentage interest up to 19.99% for so long as Meridian maintains a minimum 10% equity interest in the Company. Under the Investor Rights Agreement, Meridian is also be entitled to: (a) certain "demand" registration rights that will allow Meridian at any time after January 1, 2023 to request that the Company register for resale under the Securities Act any common shares of the Company acquired by, issued or issuable to, or otherwise owned by Meridian which are ineligible for immediate resale by Meridian to the public without volume limitations pursuant to Rule 144(b)(i) under the U.S. Securities Act (collectively, the "Registrable Securities"); and (b) "piggyback" registration rights that will allow Meridian to include Registrable Securities in any public offering of equity securities initiated by the Company (other than those public offerings pursuant to registration statements on Forms S-4 or S-8 under the U.S. Securities Act) or by any of the Company's other shareholders that have been granted registration rights.

Conflicts of Interest

To our knowledge, and other than as disclosed in this Proxy Statement, there are currently no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests, except that certain of the directors and officers serve as directors and officers of other companies and, therefore, it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than 10% of our common stock (each, a "Reporting Person"), to file reports of ownership and changes in ownership with the SEC.  Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act.  We are required to identify each Reporting Person who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years, setting forth the number of late reports, the number of transactions that were not reported on a timely basis, and any known failure to file a required form.  Since our Company did not have a class of equity securities registered pursuant to section 12 of the Exchange Act at any time during our most recently completed fiscal year ended February 28, 2022, none of our Reporting Persons was subject to section 16(a) of the Exchange Act during that fiscal year.

EXECUTIVE COMPENSATION

Introduction

The following discussion describes the significant elements of the compensation of the Company's Chief Executive Officer ("CEO") as at February 28, 2022 and two most highly compensated executive officers (collectively, the "named executive officers" or "NEOs").  As at February 28, 2022, the NEOs of the Company were Dr. John "Jack" Regan, (CEO), Jeffrey Mitchell, Chief Financial Officer ("CFO") and Steven Armstrong, Chief Operating Officer ("COO").

The Company operates in a dynamic and rapidly evolving market. To succeed in this environment and to achieve its business and financial objectives, the Company needs to attract, retain, and motivate a highly talented team of executive officers. The Company expects its team to possess and demonstrate strong leadership and management capabilities, as well as foster the Company's culture, which is at the foundation of its success and remains a pivotal part of the Company's everyday operations.

The Company offers executive officers cash compensation in the form of base salary and an annual bonus, and equity-based compensation, which was historically awarded in the form of stock options under the Company's Omnibus Incentive Plan, as recently amended and restated.

The Company believes security-based compensation awards, such as stock options and restricted stock awards, motivate its executive officers to achieve the Company's business and financial objectives, and also align their interests with the long-term interests of the Company's Shareholders. The Company provides base salary to compensate employees for their day-to-day responsibilities, at levels it believes are necessary to attract and retain strong executive officer talent.

While the Company has determined its current executive officer compensation program is effective at attracting and maintaining executive officer talent, it evaluates its compensation practices on an ongoing basis to ensure that it is providing market-competitive compensation opportunities for its executive team. As part of this review process, the Company expects to be guided by the philosophy and objectives outlined above, as well as other factors which may become relevant, including the ability to attract and retain key employees and to adapt to growth and other changes in its business and industry.

Role and Composition of the Compensation Committee

The Compensation Committee of the Board assists the Board in fulfilling its responsibilities in respect of compensation matters. The responsibilities of the Compensation Committee include reviewing and making recommendations to the Board in respect of the compensation matters relating to the Company's executive officers, employees and directors, including the NEOs. As at the year ended February 28, 2022, the Compensation Committee was composed of Mr. Joseph Caruso (Chair), Mr. Stephen Mastrocola and Mr. Thomas Slezak, each of whom was independent at such time within the meaning of applicable Canadian securities legislation and Nasdaq corporate governance rules. Each Compensation Committee member who served during 2021 has experience in the area of compensation and executive compensation, having held senior executive positions in large organizations and, through those positions, having substantial experience in matters of executive compensation.

The responsibilities of the Compensation Committee in respect of compensation matters include reviewing and recommending to the Board the compensation policies, guidelines and structure for supervisory management and personnel, corporate benefits, bonuses and other incentives, recommending corporate goals and objectives relevant to CEO compensation, non-CEO officers and director compensation, succession plans for officers and for key employees, and material changes and trends in human resources policy, procedure, compensation, and benefits.

The Compensation Committee has unrestricted access to the Company's personnel and documents and is provided with the resources necessary, including, as required, the engagement and compensation of outside advisors, to carry out its responsibilities.

Compensation Principles and Objectives

The Company's compensation program supports its commitment to deliver strong performance for its Shareholders. The compensation policies are designed to attract, recruit and retain quality and experienced people. In addition, the compensation program is intended to create an alignment of interests between the Company's executive officers and other employees with the long-term interests of the Company's Shareholders to ultimately enhance share value. In this way, a significant portion of each executive's compensation is linked to maximizing long-term Shareholder value.

At the same time, the Compensation Committee also recognizes that the executive compensation program must be sufficiently flexible in order to adapt to unexpected developments in the diagnostics market and the impact of internal and market-related occurrences from time to time, and, as such, the Compensation Committee is given the discretion to award compensation absent attainment of specific performance goals and to increase or reduce the size of any such payouts in alignment with the overall pay-for-performance philosophy.

The compensation program supports the Company's long-term growth strategy and is designed to accomplish the following objectives:

  Align executive compensation with corporate performance and appropriate peer group comparison;
  Produce long-term, positive results for Shareholders;
  Provide market competitive compensation and benefits to attract and retain highly qualified management; and
  Provide incentives that encourage superior corporate performance to support the Company's over-all business strategy and objectives

The Compensation Committee has adopted a compensation program that covers the following key elements: (i) a base fixed amount of salary and benefits; (ii) a performance-based cash bonus; and (iii) awards granted under the Omnibus Incentive Plan.

Compensation Review Process

The CEO of the Company provides recommendations to the Compensation Committee regarding salary adjustments, performance-based or discretionary bonuses, and security-based award grants for all of the Company's executive employees, including the NEOs. The focus of the CEO's and Compensation Committee's review is on the individual executive salaries, performance-based bonus opportunity, and security-based award grants (including consideration of previous grants), with a review of the aggregate level of salary, performance-based bonus, and security-based award grants for the balance of the staff. The Compensation Committee makes specific recommendations to the Board for the salary, bonus and security-based award grants to be provided to the CEO, as well as for the salaries, bonuses and security-based award grants to be provided to all other executive officers. With the exception of certain matters that the Board has delegated to the Compensation Committee, the Board reviews all recommendations of the Compensation Committee before final approval. Any executive or director who is also an officer is excused from the directors' meeting during any discussion of their compensation.

Risks Relating to the Company's Compensation Program

The Compensation Committee assesses whether the Company's compensation program supports the Company's principles and objectives and reviews the Company's compensation policies on a regular basis. As part of this process, the Compensation Committee considers the implications of the risks associated with the Company's compensation policies and practices, including the various components of the Company's compensation program. The Compensation Committee also considers the implication of the risks associated with the Company's compensation program, including: (i) the risk of executive officers taking inappropriate or excessive risks; (ii) the risk of inappropriate focus on achieving short-term goals at the expense of long-term return to Shareholders; (iii) the risk of encouraging aggressive accounting practices; and (iv) the risk of excessive focus on financial returns and operational goals at the expense of regulatory, environmental and health and safety considerations.

While the Company recognizes that no compensation program can fully mitigate these risks, the Compensation Committee and Board believe that many of these risks are mitigated by: (i) ensuring incentives tied to share ownership and vesting are weighted to span a number of years; (ii) avoiding narrowly focused performance goals which may encourage loss of focus on providing long-term Shareholder return; (iii) retaining adequate discretion over the application and implementation of the compensation program to insure that the Compensation Committee and Board retain their business judgment in assessing actual performance; (iv) awarding a significant portion of long-term incentive compensation in the form of security-based awards which provide a direct link between corporate performance and the level of payout received; and (v) imposing restrictions on the ability of executives to participate in transactions that are designed to hedge or offset a decrease in market value of securities of the Company.

Incentive Plan Design

The ability of the Compensation Committee to consider factors such as personal contributions to corporate performance and non-financial based elements of corporate performance allows the Compensation Committee to consider whether executive officers have attempted to bolster short-term results at the expense of the long-term success of the Company in determining executive compensation. The incentive programs consist of a balance between annual focus through the bonus program and long-term focus through the Omnibus Incentive Plan. In addition, as the compensation program consists of fixed (base salary) and variable (performance-based bonuses, Omnibus Incentive Plan) elements, the incentive for short-term risk taking is balanced with the incentive to focus on generating long-term sustainable value for Shareholders. There are no compensation policies and practices that are structured significantly different for any NEOs. The Compensation Committee and Board will continue to monitor compensation risk assessment practices on an ongoing basis to ensure that the Company's compensation program is appropriately structured.

Elements of Compensation

The compensation of the Company's executive officers includes three major components: (i) a base fixed amount of salary and benefits; (ii) a performance-based cash bonus; and (iii) long-term equity incentives granted from time to time under the Omnibus Incentive Plan.

The compensation paid to the NEOs for the year ended February 28, 2022 is summarized below under the heading "Summary Compensation Table."

Base Salary

The objective of base salary compensation is to reward and retain NEOs. In setting base compensation levels, consideration is given to factors such as level of responsibility, experience, expertise and impact on the long-term success of the Company's business. Subjective factors such as leadership, commitment, and performance are also considered. The goal of the Company is to pay base salary compensation to retain the NEOs in the range of industry peers, while maintaining the overall goal that total compensation should include variable and long-term components as well.

Cash Bonus

The Compensation Committee considers performance of individual executive officers in setting annual bonus amounts when available. Consideration is given to factors such as management, leadership and performance, among others. The Company uses the payment of annual bonuses when available to incentivize strong performance and achievement of the Company's goals and business plans. As of the date of this Proxy Statement, for the year ended February 28, 2022, the Committee has not yet approved a performance-based bonus program based on Company financial results and individual objectives.

Long-Term Incentives

Omnibus Incentive Plan

At the Company's Annual General and Special Meeting held on September 12, 2017, the shareholders ratified and approved the adoption of the Company's Omnibus Incentive Plan, which provides for the grant of awards of both restricted share units ("RSUs") and stock options ("Options") to a fixed maximum number of 7% for RSUs and 7% for Options, of the issued and outstanding common shares at the time of shareholder approval of the Omnibus Incentive Plan.  The Board of Directors had approved the adoption of the Omnibus Incentive Plan on July 25, 2017, and it was amended on July 12, 2018, July 16, 2019 and August 23, 2019. As last ratified and approved by the shareholders at the Company's Annual General and Special Meeting held on December 16, 2021, the Omnibus Incentive Plan provides that a maximum of 8,354,070 common shares shall be available for conversion of RSUs and a maximum of 8,354,070 common shares shall be available for issuance upon exercise of Options.

The purpose of the Omnibus Incentive Plan is to enable the Company and certain of its affiliates to obtain and retain the services of these individuals, which is essential to the Company's long-term success.

The granting of awards under the Omnibus Incentive Plan is intended to promote the long-term financial interests and growth of the Company by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company's business. Moreover, the Omnibus Incentive Plan aims to align the interests of eligible participants with those of the Shareholders through opportunities of increased equity-based ownership in the Company.

The maximization of Shareholder value is encouraged by the granting of incentives under the Omnibus Incentive Plan. The objective of the Omnibus Incentive Plan is to reward and retain NEOs. The program is designed to reward NEOs for maximizing Shareholder value in a regulatory compliant and ethical manner. Increasing the value of Common Shares increases the value of the Grants. This incentive closely links the interests of the officers and directors to Shareholders of the Company and encourages a long-term commitment to the Company.

Eligible participants under the Omnibus Incentive Plan include directors, officers (including the NEOs), employees and, on occasion, consultants of the Company. The Omnibus Incentive Plan is administered by the Board or a committee thereof appointed by the Board.

There are 8,354,070 RSUs and 8,354,070 Options outstanding under the Omnibus Incentive Plan, which are the maximum amounts currently permitted.

As of November 25, 2022, there were 140,523,355 common shares of the Company issued and outstanding, 7% of which is 9,800,016 common shares.  Accordingly, the Board has adopted consent resolutions effective November 25, 2022 authorizing further amendments to Omnibus Incentive Plan (as so amended, the "Amended and Restated Omnibus Incentive Plan") to, among other things:

i) comply with certain recently-amended policies of the TSX Venture Exchange;

ii) increase the fixed maximum number of common shares  reserved for issuance on conversion of RSUs by an additional 1,445,946 common shares so that the total number of RSUs issuable under the Amended and Restated Omnibus Incentive Plan will not exceed 9,800,016; and

iii) increase the fixed maximum number of common shares reserved for issuance on exercise of Options by an additional 1,445,946 common shares, so that the total number of Options issuable under the Plan will not exceed 9,800,016.

At the Annual Meeting, as described below under Proposal Number Three, the Company will ask the shareholders to consider, and if appropriate, approve an ordinary resolution, by a disinterested shareholder majority vote, to adopt and ratify the Amended and Restated Omnibus Incentive Plan, and, in connection therewith:

i) as described below under Proposal Number Four, to consider and, if appropriate, approve an ordinary resolution of disinterested shareholders to ratify, confirm and approve the increase in the fixed maximum number of common shares for issuance on conversion of RSUs by an additional 1,445,946 common shares so that the total number of RSUs issuable under the Amended and Restated Omnibus Incentive Plan will not exceed 9,800,016; and

ii) as described below under Proposal Number Five, to consider, and if appropriate, approve an ordinary resolution of disinterested shareholders to ratify, confirm and approve the increase in the fixed maximum number of common shares reserved for issuance on exercise of Options by an additional 1,445,946 common shares, so that the total number of Options issuable under the Plan will not exceed 9,800,016.

Clawback Policy

The Company has implemented a formal recoupment or "clawback" policy on the incentive compensation of its Chief Executive Officer and Chief Financial Officer, including, without limitation, options and restricted stock awards that may be awarded to the Chief Executive Officer or Chief Financial Officer when (i) the executive engages in willful misconduct or fraud which causes or significantly contributes to a restatement of the Company's financial statements due to material noncompliance by the Company with any applicable financial reporting requirement under securities laws, (ii) the executive receives incentive compensation calculated on the achievement of those financial results, and (iii) the incentive compensation received would have been lower had the financial statements been properly reported. The policy provides that when a clawback is triggered, upon the recommendation of the Compensation Committee, the Board may, in its sole discretion and to the extent that it determines it is in the Company's best interests to do so, require the Chief Executive Officer and/or the Chief Financial Officer to repay the amount of incentive compensation relating to the year(s) subject to the restatement or received upon exercise or payment of incentive compensation in or following the year(s) subject to the restatement that is in excess of the incentive compensation the executive would have received if the incentive compensation had been computed in accordance with the results as restated, calculated on an after-tax basis.

Insider Trading and Reporting Policy

All of the Company's executives, other employees, and directors are subject to the Company's Insider Trading and Reporting Policy, which prohibits trading in the Company's securities while in possession of material undisclosed information about the Company. Under this policy, such individuals are also prohibited from entering into hedging transactions involving securities of the Company, such as short sales, puts and calls. Furthermore, the Company permits executives, including NEOs, to trade in the Company's securities only during prescribed trading windows.

Summary Compensation Table

Dr. John (Jack) Regan, Chairman, CEO and a Director, Jeffrey Mitchell, CFO, Treasurer and Corporate Secretary and Steven Armstrong, COO are the NEOs for the purposes of the following disclosure.

The compensation for those NEOs, directly or indirectly, for our most recently completed financial years ended February 28, 2022, February 28, 2021 and February 29, 2020  are as follows:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- equity Incen- tive Plan Compen- sation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen -sation(4) ($)	Total($)
Dr. John (Jack) Regan(1) Chairman, CEO and Director	2022	338,461	-	-	110,760(6)(7)	-	-	33,216	482,437
	2021	250,000	187,500(5)	-	-	-	-	28.926	466,426
	2020	250,000	93,750(5)	-	-	-	-	31,088	374,838
Jeffrey Mitchell(2) CFO, Treasurer and Corporate Secretary	2022	259,232	-	-	51,120(6)(7)	-	-	34,168	344,520
	2021	203,462	134,375(5)	-	-	-	-	28,968	366,806
	2020	185,385	71,250(5)	-	-	-	-	27,785	284,420
Steven Armstrong(3) COO	2022	200,000	-	-	34,080(6)	-	-	34,321	268,401
	2021	171,461	30,000(5)	-	-	-	-	26,536	227,997
	2020	-	-	-	-	-	-	-	-

1. Dr. John (Jack) Regan was appointed a director and Chief Executive Officer of the Company on October 12, 2016.  Dr. Regan was appointed Chairman of the Company on September 12, 2017.  Dr. Regan served as President of the Company from October 12, 2016 to September 12, 2017.

2. Jeffrey Mitchell was appointed as Chief Financial Officer, Treasurer and Corporate Secretary of the Company on March 1, 2018.

3. Steven Armstrong was appoint Chief Operating Officer on July 9, 2020.

4. Amounts represent health benefits and Company matching contributions under its 401(k) plan in accordance with the Company's employee benefits package paid by the Company

5. Amounts represent awards earned under the Company's annual cash incentive compensation program recommended by the Compensation Committee and approved by the board of directors

6. Represents the grant date, fair value of the option awards granted. The option exercise price of $0.59 CAD was 120% above the closing price of LXG.V on May 28, 2021. The options vested 10% on grant and 15% each six months thereafter with the last vest date of May 28, 2024. The expiry date of the options is May 28, 2031.

7. On May 28, 2021, Dr. Regan and Mr. Mitchell were granted 510,000 and 180,000 performance-based options, respectively. The performance conditions were associated with 2021 performance milestone goals set forth by the board of directors for executive management and were as follows: meeting the requirements to list the Company Shares on the Nasdaq and filing Form 40-F with the SEC on or before December 31, 2021. At December 31, 2021, the performance conditions were not met and the performance-based options were cancelled by the Company.

Employment Agreements with Our Named Executive Officers

We have entered into employment agreements with each of the named executive officers. Certain key terms of these agreements are described below.

Dr. Jack Regan

On December 12, 2018 and later amended on April 1, 2021, Dr. Regan entered into an employment agreement with the Company ("Dr. Regan's Employment Agreement").

Pursuant to Dr. Regan's Employment Agreement, the Company agreed to pay Dr. Regan (i) an annual base salary of $350,000, (ii) a potential annual target bonus opportunity of 50% of Dr. Regan's base salary with a maximum payout opportunity of 150% of Dr. Regan's base salary for each calendar year based upon objectives established by the Board from time to time.  The Board will determine in its sole discretion whether or not the bonus objectives have been achieved and the corresponding amount of the bonus, and such determination will be binding and conclusive for all purposes.  The award of any bonus in respect of any year does not in any manner entitle Dr. Regan to receive a similar award, or any award, in respect of any other year.  Dr. Regan must be actively employed by the Company through and including the date on which the bonus, if any, is paid to be eligible to receive it, and (iii) Dr. Regan will be eligible to receive Options or RSUs as the Board may in its sole discretion grant from time to time pursuant to the terms of the Company's Omnibus Incentive Plan and the terms of such individual grant agreements as Dr. Regan may be required to sign at the time of any such grants.

Continuing throughout Dr. Regan's employment and for twelve (12) months after he resigns with or without good reason or the Company terminates him for cause, Dr. Regan shall not, directly or indirectly, individually or as a stockholder, partner, member, lender, investor, manager, director, officer, employee, consultant, representative, advisor or other owner or participant in any entity, other than the Company, unless with the prior written consent of the Company, engage in or assist any other person or entity to engage in any business which competes with any business in which the Company is engaging or in which the Company plans, during or at the time of termination of Dr. Regan's employment, to engage in the United States, Canada or anywhere else in the world where the Company does business.

Jeffrey Mitchell

On December 12, 2018 and later amended on April 1, 2021, Mr. Mitchell entered into an employment agreement with the Company ("Mr. Mitchell's Employment Agreement").

Pursuant to Mr. Mitchell's Employment Agreement, the Company agreed to pay Mr. Mitchell (i) an annual base salary of $265,000, (ii) a potential annual target bonus opportunity of 50% of Mr. Mitchell's base salary with a maximum payout opportunity of 150% of Mr. Mitchell's base salary for each calendar year based upon objectives established by the Board from time to time.  The Board will determine in its sole discretion whether or not the bonus objectives have been achieved and the corresponding amount of the bonus, and such determination will be binding and conclusive for all purposes.  The award of any bonus in respect of any year does not in any manner entitle Mr. Mitchell to receive a similar award, or any award, in respect of any other year.  Mr. Mitchell must be actively employed by the Company through and including the date on which the bonus, if any, is paid to be eligible to receive it, and (iii) Mr. Mitchell will be eligible to receive Options or RSUs as the Board may in its sole discretion grant from time to time pursuant to the terms of the Company's Omnibus Incentive Plan and the terms of such individual grant agreements as Mr. Mitchell may be required to sign at the time of any such grants.

Continuing throughout Mr. Mitchell's employment and for twelve (12) months after he resigns with or without good reason or the Company terminates him for cause, Mr. Regan shall not, directly or indirectly, individually or as a stockholder, partner, member, lender, investor, manager, director, officer, employee, consultant, representative, advisor or other owner or participant in any entity, other than the Company, unless with the prior written consent of the Company, engage in or assist any other person or entity to engage in any business which competes with any business in which the Company is engaging or in which the Company plans, during or at the time of termination of Mr. Mitchell's employment, to engage in the United States, Canada or anywhere else in the world where the Company does business.

Steven Armstrong

On October 4, 2021 and later amended on March 23, 2022, Mr. Armstrong entered into an employment agreement with the Company ("Mr. Armstrong's Employment Agreement").

Pursuant to Mr. Armstrong's Employment Agreement, the Company agreed to pay Mr. Armstrong (i) an annual base salary of $200,000, (ii) a potential annual target bonus opportunity of 30% of Mr. Armstrong's base salary with a maximum payout opportunity of 100% of Mr. Armstrong's base salary for each calendar year based upon objectives established by the Board from time to time.  The Board will determine in its sole discretion whether or not the bonus objectives have been achieved and the corresponding amount of the bonus, and such determination will be binding and conclusive for all purposes.  The award of any bonus in respect of any year does not in any manner entitle Mr. Armstrong to receive a similar award, or any award, in respect of any other year.  Mr. Armstrong must be actively employed by the Company through and including the date on which the bonus, if any, is paid to be eligible to receive it, and (iii) Mr. Armstrong will be eligible to receive Options or RSUs as the Board may in its sole discretion grant from time to time pursuant to the terms of the Company's Omnibus Incentive Plan and the terms of such individual grant agreements as Mr. Armstrong may be required to sign at the time of any such grants.

Continuing throughout Mr. Armstrong's employment and for twelve (12) months after he resigns with or without good reason or the Company terminates him for cause, Mr. Armstrong shall not, directly or indirectly, individually or as a stockholder, partner, member, lender, investor, manager, director, officer, employee, consultant, representative, advisor or other owner or participant in any entity, other than the Company, unless with the prior written consent of the Company, engage in or assist any other person or entity to engage in any business which competes with any business in which the Company is engaging or in which the Company plans, during or at the time of termination of Mr. Armstrong's employment, to engage in the United States, Canada or anywhere else in the world where the Company does business.

Potential Payments Upon a Change in Control

As described above, under the terms of their individual agreements with the Company, Dr. Regan, Mr. Mitchell and Mr. Armstrong may become entitled to payments and benefits in connection with certain terminations of employment that occur at specified times around a change in control.

Omnibus Incentive Plan Awards

The Options to purchase shares of our common stock that we granted to our NEOs during the fiscal year ended February 28, 2022 are set out in the table below.

	Date of Grant	# of Options	Fair Value (CAD$)
Dr. John (Jack) Regan Chairman and CEO and Director	May 28, 2021	510,000 Options	$300,900
Jeffrey Mitchell CFO, Treasurer and Corporate Secretary	May 28, 2021	180,000 Options	$106,200
Steven Armstrong Chief Operating Officer	May 28, 2021	120,000 Options	$70,800

No RSUs were granted to our NEOs during the fiscal year ended February 28, 2022.

Outstanding Equity Awards Held by Named Executive Officers at Fiscal Year End

The following table sets forth information as of February 28, 2022, relating to outstanding equity awards held by each NEO:

Outstanding Equity Awards at Year End

Outstanding Equity Awards at Fiscal Year End

Option Awards								Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price (US$)		Option Expiry Date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested (US$)(3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Dr. John Regan	212,500	Common Shares	37,500	Common Shares	$0.49	(4)	09/29/22	15,000	$3,450	-	$-
	25,000	Common Shares	75,000	Common Shares	$0.54	(5)	02/19/30	337,500	$77,625	-	$-
	97,500	Common Shares	292,500	Common Shares	$0.49	(6)	05/28/31	-	$-	-	$-

Jeffrey Mitchell	212,500	Common Shares	37,500	Common Shares	$0.49	(4)	09/29/22	7,500	$1,725	-	$-
	16,250	Common Shares	48,750	Common Shares	$0.54	(5)	02/19/30	243,750	$56,063	-	$-
	45,000	Common Shares	135,000	Common Shares	$0.49	(6)	05/28/31	-	$-	-	$-

Steven Armstrong	50,000	Common Shares	50,000	Common Shares	$0.44	(7)	04/21/30	19,853	$4,566	-	$-
	31,250	Common Shares	93,750	Common Shares	$0.38	(8)	12/10/24	75,000	$17,250	-	$-
	30,000	Common Shares	90,000	Common Shares	$0.49	(6)	05/28/31	-	$-	-	$-

Notes:

1. The Company's only share based awards are awards (other than options) that have been granted under the Amended and Restated Omnibus Incentive Plan.

2. Awards consist of restricted share units; the number of underlying unvested Common Shares are presented.

3. The value of the unvested share-based awards was calculated based on the closing price of the Company's Common Shares on the TSX Venture Exchange on February 28, 2022, which was CAN$0.29 (US$0.23). The Bank of Canada exchange rate as of February 28, 2022 was US$1.00 to CAN$1.2698.

4. The option was granted on March 29, 2019, with an exercise price in Canadian dollars of CAN$0.65.

5. The option was granted on February 19, 2020, with an exercise price in Canadian dollars of CAN$0.72.

6. The option was granted on May 28, 2021 with an exercise price in Canadian dollars of CAN$0.59.

7. The option was granted on April 21, 2020, with an exercise price in Canadian dollars of CAN$0.63.

8. The option was granted on December 10, 2020 with an exercise price in Canadian dollars of CAN$0.79.

Pension Plan Benefits

Defined Contribution Plan - Retirement Savings Plan

The Company does not have a defined benefit plan or deferred compensation plan; however, the Company does have a defined contribution plan (the "401(k) plan" or "401(k)") under the provisions of the Employment Retirement Income Security Act of 1974, which is administered through Vanguard, as plan administrator. Pursuant to the 401(k) plan, the Company has generally provided standard safe harbor matching and discretionary matching 401(k) plan contributions to all eligible and participating employees up to certain maximum thresholds. Participating employees must make their own contributions in order to receive matching funds from the Company. All employees that are at least 21 years of age and a United States citizen are eligible to make salary deferral contributions to the 401(k) plan. Participating employees of the Company who are at least 21 years of age are eligible for the Company match. The Company does not discriminate between executives and non-executives under the 401(k) plan.

The Company makes standard safe harbor matching contributions equal to 100% of a participating employee's 401(k) salary deferral contributions up to 6% of their base compensation. Employees can make additional voluntary salary deferral contributions, for total combined contributions up to the legislated government maximums.

Participating employees are immediately 100% vested in all employee contributions and in the safe harbor matching contribution, plus any earnings that are generated thereon.

Termination and Change of Control Benefits

As described above, the Company has entered into executive employment agreements with each of the NEOs (the "Employment Agreements"). Each Employment Agreement provides for the NEO's annual base salary, vacation entitlement, and benefits.

The Employment Agreements have effective dates, entitlements on a termination without just cause and change of control as follows:

Name	Effective Date of Employment Agreement	Termination Without Cause	Termination After Change in Control
Dr. Jack Regan	December 12, 2018 (1)

Base Salary (at the rate in effect on the date of termination) for a period of 24 months plus payment in cash of any then unpaid Bonus pertaining to the calendar and a lump sum payment in an amount equal to the full annual Bonus at target for the year in which the date of termination falls, and payments of the Company's share of the Executive's group health insurance benefits premiums in accordance with the terms of the then-existing Company benefit plans for a period of 18 months

Base Salary (at the rate in effect on the date of termination) for a period of 36 months plus payment in cash of any then unpaid Bonus pertaining to the calendar and a lump sum payment in an amount equal to the full annual Bonus at target for the year in which the date of termination falls, and payments of the Company's share of the Executive's group health insurance benefits premiums in accordance with the terms of the then-existing Company benefit plans for a period of 18 months

Jeffrey Mitchell	December 12, 2018(1)

Base Salary (at the rate in effect on the date of termination) for a period of 12 months plus payment in cash of any then unpaid Bonus pertaining to the calendar and a lump sum payment in an amount equal to the full annual Bonus at target for the year in which the date of termination falls, and payments of the Company's share of the Executive's group health insurance benefits premiums in accordance with the terms of the then-existing Company benefit plans for a period of 18 months

Base Salary (at the rate in effect on the date of termination) for a period of 24 months plus payment in cash of any then unpaid Bonus pertaining to the calendar and a lump sum payment in an amount equal to the full annual Bonus at target for the year in which the date of termination falls, and payments of the Company's share of the Executive's group health insurance benefits premiums in accordance with the terms of the then-existing Company benefit plans for a period of 18 months

Steven Armstrong	October 4, 2021(2)

Base Salary (at the rate in effect on the date of termination) for a period of 6 months plus payment in cash of any then unpaid Bonus pertaining to the calendar and a lump sum payment in an amount equal to the full annual Bonus at target for the year in which the date of termination falls, and payments of the Company's share of the Executive's group health insurance benefits premiums in accordance with the terms of the then-existing Company benefit plans for a period of 6 months

Base Salary (at the rate in effect on the date of termination) for a period of 24 months plus payment in cash of any then unpaid Bonus pertaining to the calendar and a lump sum payment in an amount equal to the full annual Bonus at target for the year in which the date of termination falls, and payments of the Company's share of the Executive's group health insurance benefits premiums in accordance with the terms of the then-existing Company benefit plans for a period of 12 months

1. Dr. Regan and Mr. Mitchell's employment agreements were amended by the Compensation Committee on April 1, 2020.

2. Mr. Armstrong's employment agreement was amended by the Compensation Committee on March 23, 2022.

Options and awards granted under the Omnibus Incentive Plan contain provisions allowing for the exercise of Options following termination (other than by reason of death, disability, retirement or for cause). Under the Omnibus Incentive Plan, in the event that any transaction resulting in a change in control occurs, all RSUs credited to an account of a RSU recipient that have not otherwise previously been cancelled pursuant to the terms of the Plan shall vest on the date on which the Change of Control occurs (the "Change of Control Date"). Within thirty (30) days after the Change of Control Date, but in no event later than the RSU expiry date, the RSU recipient shall at the discretion of the Board, receive either shares of common stock or receive a cash payment equal in amount to: (a) the number of RSUs that vested on the Change of Control Date; multiplied by (b) the fair market value on the Change of Control Date, net of any withholding taxes and other source deductions required by law to be withheld by the Company.

Liability Insurance of Directors and Officers

The Company has directors' and officers' liability insurance coverage for losses to the Company if the Company is required to reimburse directors and officers, where permitted, and will pay on behalf of directors and officers where corporate reimbursement is not permitted by law. This insurance protects the Company against liability (including costs), subject to standard policy exclusions, which may be incurred by directors and/or officers while acting in such capacity for the Company. All past, present and future directors and officers are covered by the policy and the amount of insurance applies collectively to all.

Other Compensation

Other than as set forth herein, the Company did not pay any other compensation to NEOs (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees) during the year ended February 28, 2022.

Director Compensation

As of February 28, 2022, the Company had five directors, of whom one was an employee: Dr. Jack Regan (CEO & Chairman). The remaining four directors are considered independent directors - namely, Thomas Slezak, Joseph Caruso, Stephen Mastrocola and Dr. Jane Sykes.  Dr. Sykes was appointed to the Board on November 8, 2021, following Dr. Manohar Furtado's resignation as a director.

Employees who are also directors do not receive additional compensation for their services as directors. Dr. Regan did not receive any additional compensation for his services as director during the year ended February 28, 2022. For a description of the compensation paid to Dr. Regan, see "Summary Compensation Table" above.

Each member of the Company's Board is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending Board meetings and meetings for any committee on which he or she serves.

The form and amount of director compensation is reviewed annually and as deemed advisable by the Compensation Committee, which shall make recommendations to the Board based on such review. The Compensation Committee reviews director compensation on an annual basis to ensure that the Company offers director compensation that is: (i) commensurate with the efforts the Company expects from existing Board members; (ii) competitive in the Company's industry in order that the Company might attract the best possible candidates to assist the Company and its Shareholders in a fiduciary capacity to maximize the opportunity presented by that growth; and (iii) aligned with Shareholder interests as the Company grows. The Board retains the ultimate authority to determine the form and amount of director compensation.

The chart below outlines the Company's current director compensation program for its non-employee Directors:

Type of Fee	Role	Amount (Per Year)
Board Retainers	Board Member	$27,000
Committee Retainers	Audit Committee Chair	$8,000
	Compensation Committee Chair	$6,000
	Governance Committee Chair	$4,000
	Audit Committee Member	$4,000
	Compensation Committee Member	$3,000
	Governance Committee Member	$2,000

Director Compensation for Fiscal Year Ended February 28, 2022

The following table sets forth all compensation paid to or earned by each director of the Company during the year ended, February 28, 2022.

Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards (1)(2) ($)	Option awards(2) ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total
Dr. Jack Regan	$-	$-	$-	-	-	-	$-
Thomas Slezak(3)	$38,000	$63,000	$36,675	-	-	-	$137,675
Joseph Caruso(4)	$39,000	$37,800	$22,005	-	-	-	$98,805
Dr. Manohar Furtado (7)	$21,750	$-	$-	-	-	-	$21,750
Stephen Mastrocola(5)	$37,250	$80,640	$46,944	-	-	-	$164,834
Dr. Jane Sykes (6)	$7,250	$53,000	$32,100	-	-	-	$92,350

1. Stock awards consist of restricted share units.  The value of the unvested share-based awards was calculated based on the closing price of the Company's Common Shares on the TSXV on February 28, 2022, which was CAN$0.29 (US$0.23). The Bank of Canada exchange rate as of February 28, 2022 was US$1.00 to CAN$1.2698.

2. The amounts reported in the Stock Awards and Option Awards columns reflect aggregate grant date fair value. These amounts reflect the Company's calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the director.

3. Tom Slezak was appointed a director of the Company on October 12, 2016.

4. Joseph Caruso was appointed a director of the Company on June 18, 2018.

5. Stephan Mastrocola was appointed a director of the Company on February 15, 2021.

6. Dr. Jane Sykes was appointed a director of the Company on November 8, 2021.

7. Dr. Manohar Furtado was appointed a director of the Company on August 5, 2017. Dr. Furtado resigned from the board of directors on November 8, 2021.

The following Options were granted to the Company's non-employee directors:

	Date of Option Grant	# of Options	Fair Value ($)
Joseph Caruso	May 11, 2021	67,500 Options	$44,550
Dr. Jane Sykes	November 11, 2021	100,000 Options	$66,000
Stephen Mastrocola	May 11, 2021	144,000 Options	$95,040
Tom Slezak	May 11, 2021	112,500 Options	$74,250

In addition, the following RSUs were granted to the non-employee directors:

	Date of Option Grant	# of RSUs	Fair Value ($)
Joseph Caruso	May 11, 2021	67,500 RSUs
Dr. Jane Sykes	November 11, 2021	100,000 RSUs
Stephen Mastrocola	May 11, 2021	144,000 RSUs
Tom Slezak	May 11, 2021	112,500 RSUs
Dr. Manohar R. Furtado(1)	May 11, 2021	72,000 RSUs

1. Dr. Furtado resigned from the board of directors on November 8, 2021.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"

THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE

PROPOSAL NUMBER TWO:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

RSM US LLP  ("RSM"), Certified Public Accountants, of 80 City Square, Boston, MA 02129-3742, USA, have been selected as the independent registered public accountants of the Company for the fiscal year ending February 28, 2023.

In the event ratification by the stockholders of the appointment of RSM as the Company's independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

RSM was first appointed as the Company's independent registered public accounts on May 10, 2021, following the resignation of our former independent registered public accountants, Manning Elliot LLP ("Manning") on May 7, 2021.  This change in auditors was recommended to the Company's Board of Directors by the Audit Committee and approved by the Board of Directors.  Manning audited the Company's annual financial statements for the fiscal year ended February 29, 2020.

In connection with the audit of the Company's financial statements for the year ended February 29, 2020, and in the subsequent interim periods preceding the dismissal of Manning, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Manning on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Manning Elliott would have caused it to make reference to the subject matter thereof in connection with its report for such years, and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Prior to engaging RSM as the Company's independent auditor, the Company had not consulted RSM regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with RSM regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused the prior auditor to make reference to the subject matter of the disagreements in connection with its reports.

The Company provided Manning with a copy of the disclosure in the two immediately preceding paragraphs prior to its inclusion in the Company's Registration Statement on Form 10, filed with the SEC on June 28, 2022,  and requested that Manning furnish the Company with a letter addressed to the SEC stating whether it agreed with such disclosure and, if it did not agree, the respects in which it did not agree. A copy of the letter, dated June 22, 2022, was filed as Exhibit 16.1 to the Registration Statement.

Principal Accountant Fees and Services

The following is an aggregate of fees billed for each of the last two fiscal years for professional services rendered by our current and prior principal accountants:

	2022	2021
Audit fees	$260,000	$60,699
Audit-related fees	$10,000	$35,276
Tax fees	-	$11,825
All other fees	-	-
Total fees paid or accrued to our principal accountants	$270,000	$107,800

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Tax Fees

Tax fees are billed by our independent auditors for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

Pre-Approval of Services by the Independent Auditor

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our audit committee's policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the audit committee may also pre-approve particular services on a case-by-case basis. We approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF RSM US LLP, CERTIFIED PUBLIC ACCOUNTANTS AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2023.

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PROPOSAL NUMBER THREE:

APPROVAL OF THE AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

At the Meeting the Board of Directors will seek shareholder ratification and approval of the Company's Amended and Restated Omnibus Incentive Plan.

Summary of Amended and Restated Omnibus Incentive Plan

Background and Purpose

At the Company's Annual General and Special Meeting held on September 12, 2017, the shareholders ratified and approved the adoption of the Company's Omnibus Incentive Plan (the "Omnibus Incentive Plan"), which provides for the grant of awards of both restricted share units ("RSUs") and stock options ("Options") to a fixed maximum number of 7% for RSUs and 7% for Options, of the issued and outstanding common shares at the time of shareholder approval of the Omnibus Incentive Plan.  The Board of Directors had approved the adoption of the Omnibus Incentive Plan on July 25, 2017, and it was amended on July 12, 2018, July 16, 2019 and August 23, 2019. As last ratified and approved by the shareholders at the Company's Annual General and Special Meeting held on December 16, 2021, the Omnibus Incentive Plan provides that a maximum of 8,354,070 common shares shall be available for conversion of RSUs and a maximum of 8,354,070 common shares shall be available for issuance upon exercise of Options.

There are 8,354,070 RSUs and 8,354,070 Options outstanding under the Omnibus Incentive Plan, which are the maximum amounts currently permitted.

As of November 25, 2022, there were 140,523,355 common shares of the Company issued and outstanding, 7% of which is 9,800,016 common shares.  Accordingly, the Board of Directors has adopted consent resolutions effective November 25, 2022 authorizing further amendments to Omnibus Incentive Plan (as so amended, the "Amended and Restated Omnibus Incentive Plan" or the "Plan") to, among other things:

i) comply with certain recently-amended policies (the "TSX-V Policies") of the TSX Venture Exchange (the "TSX-V");

ii) increase the fixed maximum number of common shares  reserved for issuance on conversion of RSUs by an additional 1,445,946 common shares so that the total number of RSUs issuable under the Amended and Restated Omnibus Incentive Plan will not exceed 9,800,016; and

iii) increase the fixed maximum number of common shares reserved for issuance on exercise of Options by an additional 1,445,946 common shares, so that the total number of Options issuable under the Plan will not exceed 9,800,016.

At the Meeting, as required under the TSX-V Policies, the Company will ask the shareholders to consider, and if appropriate, approve an ordinary resolution, by a disinterested shareholder majority vote ("Disinterested Shareholder Approval"), to adopt and ratify the Amended and Restated Omnibus Incentive Plan, and, in connection therewith, to:

i) to consider and, if appropriate, approve an ordinary resolution of disinterested shareholders to ratify, confirm and approve the increase in the fixed maximum number of common shares for issuance on conversion of RSUs by an additional 1,445,946 common shares so that the total number of RSUs issuable under the Amended and Restated Omnibus Incentive Plan will not exceed 9,800,016; and

ii) to consider, and if appropriate, approve an ordinary resolution of disinterested shareholders to ratify, confirm and approve the increase in the fixed maximum number of common shares reserved for issuance on exercise of Options by an additional 1,445,946 common shares, so that the total number of Options issuable under the Plan will not exceed 9,800,016.

For these purposes, "disinterested shareholders" of the Company who are entitled to vote on the foregoing resolutions are shareholders other than insiders of the Company and their respective affiliates.  Insiders who are precluded from voting on the resolutions consist of the Company's officers and directors, as well as persons who have beneficial ownership of, and/or control or direction over, directly or indirectly, more than ten percent (10%) of the Company's common shares.

The objective of the Amended and Restated Omnibus Incentive Plan is to provide for and encourage ownership of common shares by its "Service Providers", as defined in the Plan to include the directors, officers, key employees and eligible consultants of the Company and its subsidiaries ("Related Entities"). The Company is of the view that the Amended and Restated Omnibus Incentive Plan will assist the Company in attracting and maintaining the services of such personnel, and will be competitive with equity incentive plans of other companies in the Company's industry.

The Amended and Restated Omnibus Incentive Plan designates the Board of Directors as the administrator of the Plan, subject to the ability of the Board to delegate from time to time all or any of the powers exercisable by the Board under the Plan to a committee (the "Committee") of the Board.  The Board or the Committee, when acting in such capacity, is sometimes referred to herein as the "Plan Administrator".

On November 24, 2021, the TSX-V adopted a new Policy 4.4 - Security Based Compensation ("TSX-V Policy 4.4"), which governs security based compensation. The changes to TSX-V Policy 4.4 generally relate to the expansion of the policy to cover a number of types of security-based compensation in addition to stock options. The Board has amended the Amended and Restated Omnibus Incentive Plan to comply with requirements of TSX-V Policy 4.4 and to add a cashless exercise provision, effective November 25, 2022.  The Amended and Restated Omnibus Incentive Plan has been conditionally approved by the TSX-V, subject to receipt of the requisite shareholder approval at the Meeting.

Material Terms

Following is a description of the key terms of the Amended and Restated Omnibus Incentive Plan, which is qualified in its entirety by reference to the full text of the Amended and Restated Omnibus Incentive Plan.  A copy of the Amended and Restated Omnibus Incentive Plan has been included as Schedule "A" to this Proxy Statement.

Option-Based Awards under the Amended and Restated Omnibus Incentive Plan

Following is a summary of the terms concerning grant and exercise of Options pursuant to the Amended and Restated Omnibus Incentive Plan. Capitalized terms used but not defined in this section of the Proxy Statement shall have the meanings ascribed thereto in the provisions of the Amended and Restated Omnibus Incentive Plan.

Material Terms of Option Awards

The material terms concerning the grant and exercise of Options pursuant to the Amended and Restated Omnibus Incentive Plan are as follows:

(a) Incentive Stock Options - The Plan Administrator may, at the time of grant, designate an Option as one which is intended to qualify as an incentive stock option (an "Incentive Stock Option") under Section 422 of the United States Internal Revenue Code (the "Code").

(b) Option Certificate  - All Options granted must be evidenced by an Option Certificate in the form prescribed by the Plan, which Option Certificate will designate the Options as Incentive Stock Options, if applicable.

(c) Limitations on Incentive Stock Options

i. the Fair Market Value of the Shares (determined at the time the Option is granted) as to which Options designated as Incentive Stock Options are exercisable for the first time by any Service Provider during any single calendar year (under the Plan and under any other incentive stock option plan of the Company or an Affiliate) shall not exceed US$100,000; and

ii. the only class of Service Providers eligible to receive Incentive Stock Options pursuant to the Plan are Employees of the Company.

(d) Limitations on Issue - Unless Disinterested Shareholder Approval is obtained (or unless permitted otherwise by the TSX-V Policies):

(i) the maximum number of common shares which may be reserved for issuance to Insiders (which term is defined in the Plan to include (A) a Director or Officer of the Company, (B) a director or officer of a company that is an Insider or Related Entity of the Company, and (C) a person that beneficially owns or controls, directly or indirectly, Shares carrying more than 10% of the voting rights attached to all outstanding Shares of the Company), as a group, together with any other Share Compensation Arrangement (which term is defined in the Plan to include any stock option, share option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to a Service Provider),  may not exceed 10% of the outstanding common shares of the Company at any point in time; and

(ii) Investor Relations Service Providers may only receive Options under the Plan.  Investor Relations Service Providers are not eligible to receive RSUs or any Award other than Options, pursuant to the Plan.

(e) Maximum Percentage to Insiders. The aggregate number of common shares reserved for issuance to Insiders of the Company under the Plan (including in respect of Options and RSUs), together with any other Share Compensation Arrangements, must not exceed 10% of the Company's outstanding common shares at any point in time.

(f) Exercise Price.  The Exercise Price of an Option will be set by the Plan Administrator at the time such Option is allocated pursuant to the Plan, and cannot be less than the Discounted Market Price, and in the case of a Service Provider employed or performing services in the United States or otherwise subject to Section 409A or Section 422 of the Code, shall not be less than the Fair Market Value on the date of grant.  If the Optionee owns directly or by reason of the applicable attribution rules more than 10% of the total combined voting power of all classes of stock of the Company, the Option price per common share of each Option which is intended to be an Incentive Stock Option, shall be not less than one hundred and ten percent (110%) of the Fair Market Value on the date of the grant.

(g) Vesting of Options. Vesting of Options shall be at the discretion of the Plan Administrator and, with respect to any particular Options granted under the Plan, in the absence of a vesting schedule being specified at the time of grant, all such Options shall vest immediately.  Where applicable, vesting of Options will generally be subject to:

(i) the Service Provider remaining employed by or continuing to provide services to the Company or any of its Affiliates as well as, at the discretion of the Plan Administrator, achieving certain milestones which may be defined by the Plan Administrator from time to time or receiving a satisfactory performance review by the Company or any of its Affiliates during the vesting period; or

(ii) the Service Provider remaining as a Director of the Company or any of its Affiliates during the vesting period.

(h) Vesting of Options Granted to Consultants Conducting Investor Relations Activities - Options granted to Consultants conducting Investor Relations Activities will vest:

(i)  over a period of not less than 12 months as to 25% on the date that is three months from the date of grant, and a further 25% on each successive date that is three months from the date of the previous vesting; or

(ii) such longer vesting period as the Plan Administrator may determine.

(i) Term of Option - An Option can be exercisable for a maximum of 10 years from the Effective Date; provided, however, that if the Option price is required under the Plan to be at least 110% of Fair Market Value, each such Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided.

(j) Expiry Date Options may be exercised after the Service Provider has left his/her employ/office or has been advised by the Company that his/her services are no longer required or his/her service contract has expired, until the term applicable to such Options expires, except as follows:

(i) in the case of the death of an Optionee, any vested Option held by him at the date of death will become exercisable by the Optionee's lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Optionee and the date of expiration of the term otherwise applicable to such Option;

(ii) an Option granted to any Service Provider will expire 90 days (or such other time, not to exceed one year, as shall be determined by the Plan Administrator as at the date of grant or agreed to by the Plan Administrator and the Optionee at any time prior to expiry of the Option) after the date the Optionee ceases to be employed by or provide services to the Company, and only to the extent that such Option was vested at the date the Optionee ceased to be so employed by or to provide services to the Company; and

(iii) in the case of an Optionee being dismissed from employment or service for cause, such Optionee's Options, whether or not vested at the date of dismissal will immediately terminate without right to exercise same.

(k) Assignability of Options - all Options will be exercisable only by the Optionee to whom they are granted and will not be assignable or transferable.

(l) Options Not Exercised - with respect to all unexercised Options expired or terminated prior to the exercise of the Option, the Optioned Shares will be returned to the Plan and will be eligible for re-issuance.

(m) Take-Over Bid - If a Take-Over Bid, as defined in Multilateral Instrument 62-104 - Take-over Bids and Issuer Bids is made to the Shareholders generally then the Company shall immediately upon receipt of notice of the Take-Over Bid, notify each Optionee currently holding an Option of the Take-Over Bid, with full particulars thereof whereupon such Option may, notwithstanding any vesting requirements set out in the Option Commitment, be immediately exercised in whole or in part by the Optionee, subject to TSX-V approval for vesting requirements imposed by the TSX-V Policies.

(n) Black-Out Period - The Plan also contains a "black-out" provision. Should the Expiry Date for an Option fall within a Blackout Period, or within nine (9) Business Days following the expiration of a Blackout Period, such Expiry Date shall, subject to TSX-V approval, be automatically extended without any further act or formality to that day which is the tenth (10th) Business Day after the end of the Blackout Period, such tenth Business Day to be considered the Expiry Date for such Option for all purposes under the Plan. Notwithstanding provisions in the Plan, the ten (10) Business Day period referred to in the Plan may not be extended by the Plan Administator.

(o) Cashless Exercise - The Plan allows for option holders to exercise options on a "Cashless Exercise" or "Net Exercise" basis, as now expressly permitted by new TSX-V Policy 4.4. "Cashless Exercise" is a method of exercising stock options in which a securities dealer loans funds to the option holder or sells the same shares as those underlying the option, prior to or in conjunction with the exercise of options, to allow the option holder to fund the exercise of some or all of their options. "Net Exercise" is a method of option exercise under which the option holder does not make any payment to the issuer for the exercise of their options and receives on exercise a number of shares equal to the intrinsic value (current market price less the exercise price) of the option valued at the current market price. Under TSX-V Policy 4.4, the current market price must be the 5-day volume weighted average trading price prior to option exercise. "Net Exercise" may not be utilized by persons performing Investor Relations Activities.

Board Amendment of Option Terms under the Amended and Restated Omnibus Incentive Plan

Subject to the requirements of TSX-V Policies and the prior receipt of any necessary Regulatory Approval, the Plan Administrator may in its absolute discretion, amend or modify the Amended and Restated Omnibus Incentive Plan or any Option granted pursuant to the terms of the Amended and Restated Omnibus Incentive Plan as follows:

(a) it may make amendments which are of a typographical, grammatical or clerical nature only;

(b) amendments of a housekeeping nature;

(c) it may change the vesting provisions of an Option granted pursuant to the Amended and Restated Omnibus Incentive Plan, subject to prior written approval of TSX-V, if applicable;

(d) it may change the termination provision of an Option granted pursuant to the Amended and Restated Omnibus Incentive Plan which does not entail an extension beyond the lesser of the original Option Expiry Date or 12 months from termination;

(e) it may make amendments necessary as a result in changes in securities laws applicable to the Company or any requested changes by TSX-V;

(f) if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSX-V, it may make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(g) it may make such amendments as reduce, and do not increase, the benefits of the Amended and Restated Omnibus Incentive Plan to Service Providers.

Amendments Requiring Disinterested Shareholder Approval

The Company will be required to obtain Disinterested Shareholder Approval prior to any of the following actions becoming effective:

(a) any reduction in the Option exercise price of an Option previously granted to an Insider; or

(b) the extension to the term of an outstanding Option held by an Insider.

RSU Awards under the Amended and Restated Omnibus Incentive Plan

The following is a summary of the terms concerning the award and conversion of RSUs pursuant to the Amended and Restated Omnibus Incentive Plan.  Capitalized terms used but not defined in this section of the Proxy Statement shall have the meanings ascribed thereto in the Amended and Restated Omnibus Incentive Plan.

Benefits of RSUs Awarded under the Amended and Restated Omnibus Incentive Plan

RSUs provide the Plan Administrator with an additional compensation tool which can be used to help retain and attract highly qualified officers and employees.  In addition, RSUs are intended to promote greater alignment of interests between the Service Providers and shareholders by providing Service Providers with an opportunity to participate in any increase of the value of the Company that results from their respective services.

Nature and Administration of RSUs

Only Service Providers other than Investor Relations Service Providers are eligible to receive RSUs. RSUs granted to a particular Service Provider (each, an "RSU Recipient") in a calendar year (subject to any applicable terms and conditions) represent a right to a bonus or similar award to be received for services rendered by such Servicer Provider to the Company or a Related Entity, in the Company's or the Related Entity's fiscal year ending in, or coincident with, such calendar year, as determined by the Plan Administrator in its discretion.  Specifically, Investor Relations Providers are not permitted to receive any security-based compensation other than Options under the Amended and Restated Omnibus Incentive Plan.

Subject to certain restrictions, the Plan Administrator can, from time to time, grant RSUs to a Service Provider, as evidenced by the Restricted Share Unit Agreement (the "RSU Agreement"), the form of which is set out as Schedule "A" to the Amended and Restated Omnibus Incentive Plan. RSUs are credited to an account maintained for each RSU Recipient on the books of the Company as of the date of grant of the RSUs (the "RSU Grant Date"). The number of RSUs (including fractional RSUs computed to three digits), to be credited to each RSU Recipient's account shall be determined at the discretion of the Plan Administrator and pursuant to the terms of the Amended and Restated Omnibus Incentive Plan.

Each grant of RSUs vests on the date(s) that is the later of the Trigger Date and the date upon which the relevant Performance Conditions, or other vesting condition has been satisfied, subject to the requirements of the Amended and Restated Omnibus Incentive Plan, such Performance Conditions and other vesting conditions being set out by the Plan Administrator in the RSU Agreement issued at the time of grant of the RSUs.

No RSUs may vest prior to one year from the date of award of such RSUs. Acceleration of vesting is permitted in connection with the death of a Participant; or in connection with a change of control, take-over bid, reverse-take-over or other similar transaction

Non-Assignability of RSUs

All RSUs will be exercisable only by the RSU Recipient to whom they are granted and will not be assignable or transferable.

Credit for Dividends

An RSU Recipient's account will be credited with additional RSUs as of each dividend payment date in respect of which cash dividends are paid on common shares. The number of additional RSUs to be credited to an RSU Recipient's account is computed by multiplying the amount of the dividend per common share by the aggregate number of RSUs that were credited to the RSU Recipient's account as of the record date for payment of the dividend, and dividing that number by the Fair Market Value on the date on which the dividend is paid.  Note that the Company is not obligated to pay dividends on common shares.

Cancellation on Termination for Cause, Retirement or Voluntary Resignation

Unless the Plan Administrator at any time otherwise determines, all unvested RSUs held by an RSU Recipient and all rights in respect thereof will be automatically cancelled, without further act or formality and without compensation, immediately in the event of a termination arising from the termination of employment or removal from service by the Company or a related entity for cause, retirement of the RSU recipient or the voluntary resignation by the RSU recipient.  In situations where the Plan Administrator exercises its discretion under the Plan, in no case shall the RSUs, subject to such discretion, be valid beyond one year from the date of termination.

Total Disability, Death and Termination without Cause

Generally, if an RSU Recipient's employment or service is terminated for cause, or if the RSU Recipient resigns from employment with the Company, then any RSUs credited to him or her under the Amended and Restated Omnibus Incentive Plan which have not vested will be forfeited, cancelled and terminated without payment.

In the event an RSU Recipient is terminated without cause, unvested RSUs will immediately vest on the date of termination.

Change of Control

In the event of a Change of Control, all current RSUs credited to an RSU Recipient shall vest on the date on which the Change of Control occurs.  Within thirty (30) days after the date on which the Change of Control occurs, but in any case no later than the RSU Expiry Date, the RSU Recipient shall, at the discretion of the Plan Administrator, receive either common shares or a cash payment equal in amount to: (a) the number of RSUs that vested on the date of the Change of Control multiplied by (b) the Fair Market Value on the Change of Control date, net of any withholding taxes and other source deductions required by law to be withheld by the Company.

Adjustments

In the event of any dividend paid in common shares, share subdivision, combination or exchange of shares, merger, consolidation, spin-off or other distribution of Company assets to its shareholders, or any other change in the capital of the Company affecting the common shares, the Plan Administrator will make adjustments with respect to the number of RSUs outstanding and any proportional adjustments as it, in its discretion, considers appropriate to reflect the change.

Any adjustment, other than in connection with a security consolidation or security split, to Options granted or issued under the Amended and Restated Omnibus Incentive Plan is subject to the prior acceptance of the TSX-V, including adjustments related to an amalgamation, merger, arrangement, reorganization, spin-off, dividend or recapitalization.

Vesting

The Plan Administrator has the discretion to grant RSUs to such eligible Service Providers as it determines to be appropriate, and can impose conditions on vesting as it sees fit in addition to the Performance Conditions (if any).  Vesting will occur on the date set by the Plan Administrator at the time of the grant, or if no date is set by the Plan Administrator, then on the 1st day of February of the third calendar year following the Grant Date (the "Trigger Date"), subject to: (a) the satisfaction of any Performance Condition or other vesting condition imposed; and (b) the limitations set forth in the Amended and Restated Omnibus Incentive Plan in respect of RSUs.

Subject to the approval of the TSX-V and any necessary shareholder approval, the Plan Administrator may accelerate the Trigger Date of any RSU at its election.

Limitations on RSUs

Unless Disinterested Shareholder Approval is obtained, or unless permitted otherwise by the TSX-V Policies:

(a) the maximum number of common shares which may be reserved for issuance to Insiders (as a group) under the Amended and Restated Omnibus Incentive Plan, together with any other Share Compensation Arrangement, may not exceed 10% of the Outstanding Shares, at any point in time;

(b) the maximum number of RSUs that may be granted to Insiders (as a group) under the Amended and Restated Omnibus Incentive Plan, together with any other Share Compensation Arrangement, within a 12-month period, may not exceed 10% of the outstanding common shares of the Company calculated on the RSU Grant Date;

(c) the maximum number of RSUs that may be granted to any one Service Provider under the Amended and Restated Omnibus Incentive Plan, together with RSUs granted any other Share Compensation Arrangement, within a 12-month period, may not exceed 5% of the outstanding common shares of the Company calculated on the RSU Grant Date;

(d) the maximum number of RSUs that may be granted to a Consultant under the Amended and Restated Omnibus Incentive Plan, together with RSUs granted under any other Share Compensation Arrangement, within a 12-month period, may not result in a number of RSUs exceeding 2% of the outstanding common shares of the Company calculated on the RSU Grant Date, without the prior consent of TSX-V; and

(e) grants of RSUs under the Amended and Restated Omnibus Incentive Plan to any one RSU Recipient may not exceed 1% of the outstanding common shares of the Company at the RSU Grant Date and may not, in aggregate, exceed 2% of the issued common shares, within a 12-month period.

Tax Matters and Applicable Withholding Tax

The Company does not assume responsibility for the tax consequences of the receipt by RSU Recipients of RSUs, or payments received by RSU Recipients pursuant to the Amended and Restated Omnibus Incentive Plan.

The Company or relevant Related Entity, as applicable, is authorized to deduct such taxes and other amounts as may be required or permitted by law to withhold, in such manner (including, without limitation, by selling common shares otherwise issuable to RSU Recipients, on such terms as the Company determines) as it determines so as to ensure that it will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, or the remittance of tax or other obligations. The Company or relevant Related Entity, as applicable, may require RSU Recipients, as a condition of receiving amounts to be paid to them under the Amended and Restated Omnibus Incentive Plan, to deliver undertakings to, or indemnities in favour of, the Company or Related Entity, as applicable, respecting the payment by such RSU Recipients of applicable income or other taxes.

Amendment or Termination of Amended and Restated Omnibus Incentive Plan

Subject to any necessary TSX-V and shareholder approval, the Plan Administrator may amend, modify or terminate the Amended and Restated Omnibus Incentive Plan at any time, but the consent of the RSU Recipient is required for any such amendment that adversely affects the rights of the RSU Recipient, unless the amendment, modification or termination is required by law.  Termination of the Amended and Restated Omnibus Incentive Plan will not accelerate the vesting of RSUs or the time in which an RSU Recipient would otherwise be entitled to receive payment in respect of the RSUs.

Resolution for Stockholder Approval of the Amended and Restated Omnibus Incentive Plan

The Company is asking our stockholders to indicate their support for ratification and approval of the Amended and Restated Omnibus Incentive Plan as described in this Proxy Statement by voting "FOR" the following resolution at the Annual Meeting:

RESOLVED as an ordinary resolution that:

1. the ratification and approval of the Amended and Restated Omnibus Incentive Plan dated for reference July 25, 2017, as amended July 12, 2018, July 16, 2019, October 5, 2020, November 10, 2021 and November 25, 2022, be ratified and approved; and

2. any one or more directors and officers of the Company be authorized to perform all such acts, deeds and things and execute, under seal of the Company or otherwise, all such documents as may be required to give effect to this resolution.

An ordinary resolution is a resolution passed by the shareholders of the Company at a general meeting by a simple majority of the votes cast in person or by proxy.  In the absence of a contrary instruction, the persons named in the enclosed form of proxy intend to vote in favour of the above ordinary resolution.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO RATIFY AND APPROVE THE AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN.

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PROPOSAL NUMBER FOUR

INCREASE OF THE FIXED MAXIMUM NUMBER OF COMMON SHARES RESERVED FOR
ISSUANCE UPON EXERCISE OF OPTIONS PURSUANT TO THE COMPANY'S OMNIBUS
INCENTIVE PLAN:

As of November 25, 2022, there were 140,523,355 common shares of the Company issued and outstanding, 7% of which is 9,800,016 common shares.  At the Meeting, in connection with the ratification and approval of the Amended and Restated Incentive Plan described under Proposal Number Three, the Company will ask the shareholders to consider, and if appropriate, approve by ordinary resolution an increase in the number of common shares available for exercise of Options by 1,445,946 to 9,800,016 common shares.  In accordance with TSX-V Policies, the common shares of Insiders and affiliates of Insiders will be removed from voting, so that, if approved, the resolution will be passed by a majority vote of the "disinterested shareholders" of the Company.

As of the Record Date, there was a total of 5,060,650 Options granted pursuant to the Omnibus Incentive Plan.

Shareholder Approval

The text of the resolution is set out below. All Shareholders of the Company are entitled to vote on this resolution, but all votes cast by Insiders and associates of Insiders on the resolution will be removed from the vote tally.

Shareholder Resolution

"Resolved, as an ordinary resolution of disinterested shareholders of the Company, that the Company's Omnibus Incentive Plan (the "Omnibus Incentive Plan") dated July 25, 2017, as amended July 12, 2018, July 16, 2019, October 5, 2020 and November 10, 2021, be further amended as of November 25, 2022 to increase the number of common shares reserved for issuance upon exercise of Options pursuant to the Omnibus Incentive Plan, by an additional 1,445,946 common shares, to a total of 9,800,016 common shares, and that the Omnibus Incentive Plan, as amended, be and is hereby ratified and approved."

The ordinary resolution to approve the increase in the common shares reserved for issuance upon exercise of Options pursuant to the Amended and Restated Omnibus Incentive Plan must be passed by a simple majority of the votes of disinterested shareholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL to INCREASE OF THE FIXED MAXIMUM NUMBER OF COMMON SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF OPTIONS PURSUANT TO THE COMPANY'S OMNIBUS INCENTIVE PLAN.

__________

PROPOSAL NUMBER FIVE

INCREASE OF THE FIXED MAXIMUM NUMBER OF COMMON SHARES RESERVED FOR
ISSUANCE UPON EXERCISE OF RESTRICTED SHARE UNITS PURSUANT TO THE
COMPANY'S OMNIBUS INCENTIVE PLAN:

As of November 25, 2022, there were 140,523,355 common shares of the Company issued and outstanding, 7% of which is 9,800,016 common shares.  At the Meeting, in connection with the ratification and approval of the Amended and Restated Incentive Plan described under Proposal Number Three, the Company will ask the shareholders to consider, and if appropriate, approve by ordinary resolution, an increase in the number of common shares available for issuance upon vesting of RSUs by 1,445,946 to 9,800,016 common shares.  In accordance with TSX-V Policies, the common shares of Insiders and affiliates of Insiders will be removed from voting, so that, if approved, the resolution will be passed by a majority vote of the "disinterested shareholders" of the Company.

As of the Record Date there were a total of 6,438,588 RSUs granted under the Omnibus Incentive Plan.

Shareholder Approval Requirements

The text of the resolution is set out below. All Shareholders of the Company are entitled to vote on this resolution, but all votes cast by Insiders and associates of Insiders on the resolution will be removed from the vote tally.

Shareholder Resolution

"Resolved, as an ordinary resolution of the disinterested shareholders of the Company, that the Company's Omnibus Incentive Plan (the "Omnibus Incentive Plan") dated July 25, 2017, as amended July 12, 2018, July 16, 2019, October 5, 2020, and November 10, 2021, be further amended as of  November 25, 2022 to increase the number of common shares reserved for issuance upon conversion of Restricted Share Units pursuant to the Omnibus Incentive Plan, by an additional 1,445,946 common shares, to a total of 9,800,016 common shares, and that the Omnibus Incentive Plan, as amended, be and is hereby ratified and approved."

The ordinary resolution to increase the number of common shares reserved for issuance upon conversion of RSUs pursuant to the Amended and Restated Omnibus Incentive Plan must be passed by a simple majority of the votes of disinterested shareholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL to INCREASE OF THE FIXED MAXIMUM NUMBER OF COMMON SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF OPTIONS PURSUANT TO THE COMPANY'S OMNIBUS INCENTIVE PLAN.

PROPOSAL NUMBER SIX:

NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, we are providing the Company's stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of the Company's Named Executive Officers as described in this Proxy Statement in accordance with the SEC's compensation disclosure rules.  This Proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers' compensation as a whole.  This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

Our Board of Directors has determined to hold such votes on an annual basis until the next vote on the frequency of say-on-pay votes.  Accordingly, the next say-on-pay vote will be held at the Company's annual meeting of stockholders next following the Annual Meeting to which this Proxy Statement pertains.

The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors.  The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond.  Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we may communicate directly with stockholders to better understand the concerns that influenced the vote, but in all events we will consider our stockholders' concerns and will share them with the Compensation Committee which will evaluate whether any actions are necessary to address those concerns.

The key points of our executive compensation program are set forth in the "Executive Compensation" section of this Proxy Statement.

Stockholder Approval of Say-on-Pay Resolution

We believe that the information provided above and within the Executive Compensation section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management's interests are aligned with our stockholders' interests to support long-term value creation.  Accordingly, the Company is asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting "FOR" the following resolution at the Annual Meeting:

"RESOLVED, that the Company's stockholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Company's Proxy Statement for this Annual Meeting of Stockholders."

Adoption of this resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter.  Abstentions will have the same effect as votes against this Proposal.  Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Proposal.  Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal.  However, broker non-votes will not affect the outcome of the voting on this Proposal because it requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting (as opposed to a majority of the shares outstanding).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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FUTURE STOCKHOLDER PROPOSALS

Stockholders who intend to submit a proposal for the annual meeting of stockholders to be held in late 2023 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed by Rule 14a-8 under the Exchange Act.  Rule 14a-8 requires a proposal to be received at the Company's principal executive offices not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting. However, since the date of this year's annual meeting has been changed by more than 30 days from the date of the previous year's annual meeting (which was held on December 16, 2021), Rule 14a-8 provides that the deadline for submitting a proposal shall be a reasonable time before the Company begins to print and send its proxy materials to the Company's stockholders.  The Company anticipates that the next annual general meeting will be scheduled for mid-December 2023.  Therefore, to be eligible for inclusion in the proxy materials, stockholder proposals must be received at either of the Company's principal offices by the Corporate Secretary of the Company no later than September 16, 2023 (assuming that the next annual general meeting will be held on or about December 15, 2023.  Upon receipt of such a proposal, the Company will determine whether or not to include the proposal in such proxy statement and form of proxy in accordance with applicable law.

In addition, if we do not receive notice of your stockholder proposal by September 16, 2023, the proposal will be deemed "untimely" for purposes of Rule 14a-4(c) of the Exchange Act and the persons named as proxies in next year's proxy materials will be entitled to vote in their discretion with respect to the proposal.

OTHER MATTERS

As of the date of this Proxy Statement, management of the Company is not aware of any other matters which may come before the Meeting other than as set forth in the Notice of Meeting that accompanies this Proxy Statement.  If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the common shares represented thereby in accordance with their best judgement on such matter.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act.  We file reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section, located at One Station Place, 100 F Street, NE, Washington, DC, U.S.A., 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding the Company.

Additional information relating to the Company can also be found in the Company's audited financial statements for the financial year ended February 28, 2022, the accompanying auditor's report and related management's discussion and analysis, which may be viewed at www.sedar.com.  Such information may also be obtained upon request from the Company at 500 Cummings Ctr., Suite 4550, Beverly, Massachusetts, USA 01915, telephone number: (800) 215-1824. Copies of documents will be provided free of charge to security holders of the Company. The Company may require the payment of a reasonable charge from any person or company who is not a security holder of the Company, who requests a copy of any such document.

The contents of this Proxy Statement and its distribution to shareholders have been approved by the Board of the Company.

DATED at Beverly, Massachusetts, USA on December 19, 2022.

By Order of the Board of Directors of LexaGene Holdings Inc.

/s/ "Jack Regan"

Dr. John (Jack) Regan
Chief Executive

Schedule A

LexaGene Holdings Inc.
(the "Company")

AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

LEXAGENE HOLDINGS INC.

OMNIBUS INCENTIVE PLAN

July 25, 2017, as amended July 12, 2018, July 16, 2019,
October 5, 2020, November 10, 2021 and November 25, 2022

A.i

A.ii

LEXAGENE HOLDINGS INC.
OMNIBUS INCENTIVE PLAN

LexaGene Holdings Inc. (the "Company") hereby establishes an omnibus incentive plan for certain qualified Directors, Officers, Employees or Consultants of the Company or any of its Subsidiaries.

ARTICLE 1
INTERPRETATION

Section 1.1 Definitions.

In this Plan:

"Affiliate" of any Person means a Person who would be an affiliated entity of such first mentioned Person for purposes of National Instrument 45-106 Prospectus Exemptions as of the date of this Plan;

"Applicable Withholding Tax" has the meaning set forth in Section 3.6;

"Associate" has the meaning set out in the Securities Act;

"Award" means an agreement evidencing the grant of a Restricted Share Unit;

"Award Payout means the applicable Share issuance or cash payment in respect of a vested Restricted Share Unit pursuant and subject to the terms and conditions of this Plan and the applicable Award;

"Black-Out Period" means the period of time when, pursuant to any policies of the Company or any resolution of the Board, any Shares may not be traded by certain persons as designated by the Company (including a holder of any Restricted Share Unit and/or Option), because they may be in possession of undisclosed material information pertaining to the Company, or when in anticipation of the release of quarterly or annual financials, to avoid potential conflicts associated with a company's insider-trading policy or applicable securities legislation, (which, for greater certainty, does not include the period during which a cease trade order is in effect to which the Company or in respect of an Insider, that Insider, is subject);

"Board" means the board of directors of the Company or any committee thereof duly empowered or authorized to grant Restricted Share Units and/or Options under this Plan;

"Change of Control" means

(i) any transaction at any time and by whatever means pursuant to which any person or any group of two or more persons acting jointly or in concert (other than the Company or any of its Affiliates) thereafter acquires the direct or indirect "beneficial ownership" (as defined in the Business Corporations Act (British Columbia)) of, or acquires the right to exercise control or direction over, securities of the Company representing 50% or more of the then issued and outstanding voting securities of the Company in any manner whatsoever, including, without limitation, as a result of a take-over bid, an issuance or exchange of securities, an amalgamation of the Company with any other person, an arrangement, a capital reorganization or any other business combination or reorganization;

(ii) the sale, assignment or other transfer of all or substantially all of the assets of the Company to a person or any group of two or more persons acting jointly or in concert (other than a wholly-owned subsidiary of the Company); the occurrence of a transaction requiring approval of the Company's security holders whereby the Company is acquired through consolidation, merger, exchange of securities, purchase of assets, amalgamation, statutory arrangement or otherwise by any person or any group of two or more persons acting jointly or in concert (other than an exchange of securities with a wholly-owned subsidiary of the Company;

(iii) a majority of the Board consists of individuals which management of the Company has not nominated for election or appointment as directors; or

(iv) the Board passes a resolution to the effect that an event comparable to an event set forth in this definition has occurred;

"Code" means the U.S. Internal Revenue Code of 1986, as amended;

"Committee" means the Board or, if the Board so determines in accordance with Section 1.5, the Committee of the Board authorized to administer the Plan which includes any compensation committee of the Board;

"Company" means LexaGene Holdings Inc., and includes any successor company thereto;

"Consultant" means, in relation to the Company, an individual or Consultant Company, other than an Employee, Officer or Director, that:

(i) is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a distribution of securities;

(ii) provides the services under a written contract between the Company or the Affiliate and the individual or the Consultant Company; and

(iii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company.

"Consultant Company" means for an individual Consultant, a company or partnership of which the individual is an employee, shareholder or partner;

"Director" means a member of the Board or of the board of directors of a Related Entity;

"Discounted Market Price" has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

"Disinterested Shareholder Approval" has the meaning described under Section 6.1 of  Policy 4.4 of the TSX Venture Policies;

"Employee" means an individual who meets one of the following requirements:

A.2

(i) an individual who is considered an employee under the Income Tax Act Canada (i.e. for whom income tax, employment insurance and CPP deductions must be made at source) or have taxes withheld for the United States Internal Revenue Service (IRS);

(ii) an individual who works full-time for the Company or a subsidiary thereof providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii) an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source;

"Exchange Hold Period" has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

"Fair Market Value" (FMV) means:

(i) as of a particular date, for the purpose of calculating the applicable Vesting Date Value and Award Payout for Restricted Share Units,

(ii) if the Shares are listed on the TSX Venture, the greater of: (i) the weighted average of the trading price per Share on the TSX Venture for the last five trading days ending on that date; and (ii) the closing price of the Shares on the day before that date,

(iii) if the Shares are listed on the TSX, the volume weighted average price per Share traded on the TSX over the last five trading days preceding that date;

(iv) if the Shares are not listed on the TSX or the TSX Venture, the value established by the Board based on the volume weighted average price per Share traded on any other public exchange on which the Shares are listed over the same period; or

(v) if the Shares are not listed on any public exchange, the value per Share established by the Board based on its determination of the fair value of a Share;

(vi) for the purpose of calculating the FMV of the Option Exercise Price, the closing sales price on most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If there has been no trade date within such thirty (30) day period, the fair market value shall be determined in good faith by the Board;

"Incentive Stock Option" (ISO) means an Option which is intended to qualify as an incentive stock option under Section 422 of the Code;

"Insider" means an individual who meets one of the following requirements:

(i) a Director or Officer of the Company;

A.3

(ii) a Director or Officer of a company that is an Insider or Related Entity of the Company;

(iii) a person that beneficially owns or controls, directly or indirectly, Shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company; and

(iv) the Company itself if it holds any of its own securities;

"Investor Relations Service Provider" means any Consultant that performs Investor Relations Activities and any Director, Officer, Employee or Management Company Employee whose role and duties primarily consist of Investor Relations Activities;

"Investor Relations Activities" has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

"Management Company Employee" means an individual employed by a Person providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Person engaged in Investor Relations Activities;

"Market Price" has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

"Merger and Acquisition Transaction" means:

(i) any merger or consolidation;

(ii) any acquisition;

(iii) any amalgamation;

(iv) any offer for Shares which if successful would entitle the offeror to acquire all of the voting securities of the Company; or

(v) any arrangement or other scheme of reorganization;

"Non-Statutory Stock Option" (NSO) means an Option which does not qualify as an Incentive Stock Option;

"Officer" means an individual who is an officer of the Company or of a Related Entity as an appointee of the Board or the board of directors of the Related Entity, as the case may be;

"Option" means the right to purchase Shares granted hereunder to a Service Provider;

"Option Certificate" means the certificate evidencing the grant of an Option delivered by the Company hereunder to a Service Provider and substantially in the form of Schedule B attached hereto;

"Option Commitment" has such meaning as more particularly described in Section 6.1;

"Option Effective Date" for an Option means the date of grant thereof by the Board;

A.4

"Option Exercise Price" means the amount payable per Share on the exercise of an Option, as determined in accordance with the terms hereof;

Option Expiry Date" means the date on which an Option lapses as specified in the Option Commitment thereof or in accordance with the terms of this Plan;

"Optioned Shares" means Shares that may be issued in the future to a Service Provider upon the exercise of an Option;

"Optionee" means the recipient of an Option hereunder;

"Outstanding Shares" means at the relevant time, the number of issued and outstanding Shares of the Company from time to time;

"Participant" means a Service Provider that becomes an Optionee;

"Person" means an individual, body corporate, partnership, joint venture, limited liability company or trust and the heirs, beneficiaries, executors, legal representatives or administrators of an individual;

"Performance Conditions" means conditions defined by the Board that must be met in order for Restricted Share Units to vest.

"Plan" means this LexaGene Holdings Inc. Omnibus Incentive Plan, the terms of which are set out herein or as may be amended from time to time;

"Plan Optioned Shares" means the total number of Shares which may be reserved for issuance as Option Shares under this Plan as provided in Section 4.1;

"Recipient" means the recipient of an Option hereunder;

"Regulatory Approval" means the approval of the TSX Venture and any other securities regulatory authority that has lawful jurisdiction over this Plan and any Restricted Share Units and/or Options issued hereunder;

"Related Entity" means a person that is controlled by the Company. For the purposes of this Plan, a person (first person) is considered to control another person (second person) if the first person, directly or indirectly, has the power to direct the management and policies of the second person by virtue of

(i) ownership of or direction over voting securities in the second person,

(ii) a written agreement or indenture,

(iii) being the general partner or controlling the general partner of the second person, or

(iv) being a trustee of the second person;

"Restricted Period" means the period of time: (i) during a Black-Out Period; and (ii) within five Business Days following the end of a Black-Out Period;

A.5

"Restricted Share Unit" means a right granted under this Plan to receive the Award Payout on the terms contained in this Plan as more particularly described in Section 3.1;

"Restricted Share Unit Expiry Date" means the last day of February of the third calendar year after the Restricted Share Unit Grant Date, or such earlier date as may be established by the Board in respect of an Award at the time of grant of the Award;

"Restricted Share Unit Grant Date" means the date of grant of any Restricted Share Unit;

"Restricted Share Unit Recipient" means a Service Provider who may be granted Restricted Share Units from time to time under this Plan;

"Retirement" means the stage of life where the Recipient voluntarily stops working in the same field as his/her expertise and/or works to a lesser degree than was previously engaged;

"Securities Act" means the Securities Act, R.S.B.C. 1996, c.418, as amended from time to time;

"Security Based Compensation" has the meaning given to such term in TSX Venture Policy 4.4 - Security Based Compensation;

"Service Provider" means a Person who is a bona fide Director, Officer, Employee, Management Company Employee, Consultant or Company Consultant;

"Shares" means the common shares without par value in the capital of the Company;

"Share Compensation Arrangement" means any Option under this Plan but also includes any other stock option, share option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to a Service Provider;

"Shareholder Approval" means approval by a majority of the votes cast by eligible shareholders of the Company at a duly constituted shareholders' meeting;

"Stock Exchange" means the TSX, the TSXV, or any other stock exchange on which the Shares are then listed for trading, as applicable;

"Take-Over Bid" means a take-over bid as defined in Multilateral Instrument 62-104 (Take-over Bids and Issuer Bids) or the analogous provisions of securities legislation applicable to the Company;

"Termination" means, with respect to a Restricted Share Unit Recipient, that the Recipient has ceased to be a Service Provider, other than as a result of Retirement, and has ceased to fulfill any other role as Employee or Officer of the Company or any Related Entity, including as a result of termination of employment, resignation from employment, removal as an Officer, death or Total Disability;

"Total Disability" means, with respect to a Restricted Share Unit Recipient, that, solely because of disease or injury, within the meaning of the long-term disability plan of the Company, the Restricted Share Unit Recipient is deemed by a qualified physician selected by the Company to be unable to work at any occupation which the Restricted Share Unit Recipient is reasonable qualified to perform;

A.6

"Trigger Date" means, with respect to a Restricted Share Unit, the earliest date set by the Board at the time of grant, and if no date is set by the Board, then February 1 of the third calendar year following the Grant Date unless amended in accordance with Section 2.7 that Restricted Share Units may vest provided Performance Conditions have been met;

"TSX" means The Toronto Stock Exchange;

"TSX Venture" means the TSX Venture Exchange;

"TSX Venture Policies" means the rules and policies of the TSX Venture as amended from time to time; and

"Vesting Date Value" means the notional value, as at a particular date, of the Fair Market Value of one Share.

Section 1.2 Other Words and Phrases

Words and phrases used in this Plan but which are not defined in the Plan, but are defined in the TSX Venture Policies, and will have the meaning assigned to them in the TSX Venture Policies.

Section 1.3 Gender

Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.

Section 1.4 Administration

The Board will, in its sole and absolute discretion, but taking into account relevant corporate, securities and tax laws,

(a) interpret and administer this Plan,

(b) establish, amend and rescind any rules and regulations relating to this Plan; and

(c) make any other determinations that the Board deems necessary or appropriate for the administration of this Plan.

The Board may correct any defect or any omission or reconcile any inconsistency in this Plan in the manner and to the extent the Board deems, in its sole and absolute discretion, necessary or appropriate. Any decision of the Board in the interpretation and administration of this Plan will be final, conclusive and binding on all parties concerned. All expenses of administration of this Plan will be borne by the Company.

Section 1.5 Delegation to Committee

All of the powers exercisable hereunder by the Board may, to the extent permitted by law and as determined by a resolution of the Board, be delegated to a Committee including, any compensation committee of the Board, without limiting the generality of the foregoing, those referred to under Section 1.4.

A.7

Section 1.6 Incorporation of Terms of Plan

Subject to specific variations approved by the Board all terms and conditions set out herein will be incorporated into and form part of each Restricted Share Unit and each Option granted under this Plan.

Section 1.7 Establishment of the Plan

The Plan is hereby established to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company and its Affiliates.

Section 1.8 Effective Date of Plan

Subject to Section 4.3(c), this Plan will be effective from and after July 25, 2017, and will remain effective provided that the Plan, or any amended version thereof, receives Shareholder Approval at each annual general meeting of the holders of Shares of the Company subsequent to September 12, 2017. The Board may, in its discretion, at any time, and from time to time, issue Restricted Share Units and/or Options to Service Providers as it determines appropriate under this Plan. With respect to Restricted Share Units, any such issued Restricted Share Units may not be paid out in Shares in any event until receipt of the necessary Shareholder Approval of the Company and all Regulatory Approval.

ARTICLE 2
RESTRICTED SHARE UNIT AWARDS UNDER THIS PLAN

Section 2.1 Shares Reserved

The aggregate number of Shares available for issuance from treasury under this Plan, subject to adjustment pursuant to Section 2.11, will be 9,800,016 Shares (7% of the Outstanding Shares at the time of amendment of this Plan). Any Share which was reserved for issuance pursuant to a Restricted Share Unit, which Restricted Share Unit has been cancelled or terminated in accordance with the terms of the Plan without being paid out as provided for in Article 3 shall be returned to the Plan.

Section 2.2 Limitations on Restricted Share Units to any One Person and to Insiders

Unless Disinterested Shareholder Approval is obtained (or unless permitted otherwise by the rules of the Stock Exchange):

(a) unless Disinterested Shareholder Approval is obtained, the maximum number of Shares which may be reserved for issuance to Insiders (as a group) under the Plan, together with any other Share Compensation Arrangement, including the grant of any Plan Optioned Shares, may not exceed 10% of the Outstanding Shares at any point in time;

(b) the maximum number of Restricted Share Units that may be granted to Insiders (as a group) under the Plan, together with any other Share Compensation Arrangement, including the grant of any Plan Optioned Shares, within a 12-month period, may not exceed 10% of the Outstanding Shares calculated on the Restricted Share Unit Grant Date;

A.8

(c) subject to Section 2.2(b), the maximum number of Restricted Share Units that may be granted to any one Service Provider under the Plan, together with any other Share Compensation Arrangement, within a 12-month period, may not exceed 5% of the Outstanding Shares calculated on the Restricted Share Unit Grant Date;

(d) subject to Section 2.2(b), the maximum number of Restricted Share Units that may be granted to a Consultant, together with any other Share Compensation Arrangement within a 12-month period, may not result in a number of Restricted Share Units exceeding 2% of the number of Outstanding Shares at the Restricted Share Unit Grant Date, without the prior consent of the TSX Venture; and

(e) grants of Restricted Share Units under the Plan to any one Restricted Share Unit Recipient may not exceed 1% of the issued Shares at the Grant Date and may not, in aggregate, exceed 2% of the issued Shares, within a 12-month period unless Disinterested Shareholder Approval is obtained.

Section 2.3 Recipients

Only Service Providers, that are not Consultants that perform Investor Relations Activities or Directors, Officers, or Employees whose role and duties primarily consist of Investor Relations Activities, are are eligible to participate in this Plan and receive one or more Restricted Share Units.  Restricted Share Units that may be granted hereunder to a particular Service Provider in a calendar year will (subject to any applicable terms and conditions) represent a right to a bonus or similar award to be received for services rendered by such Service Provider to the Company or a Related Entity, as the case may be, in the Company's or the Related Entity's fiscal year ending in, or coincident with, such calendar year, as determined by the Board in its discretion. It shall be the responsibility of the Company and the Restricted Share Unit Recipient to ensure that such Restricted Share Unit Recipient is a bona fide Service Provider.

Section 2.4 Grant

The Board may, in its discretion, at any time, and from time to time, grant Restricted Share Units to Service Providers as it determines is appropriate, subject to the limitations set out in this Plan.  In making such grants the Board may, in its sole discretion but subject to Section 2.6(b)(ii), in addition to Performance Conditions set out below, impose such conditions on the vesting of the Awards as it sees fit, including imposing a vesting period on grants of Restricted Share Units.

Section 2.5 Performance Conditions

At the time a grant of a Restricted Share Unit is made, the Board may, in its sole discretion, establish such performance conditions for the vesting of Restricted Share Units as may be specified by the Committee in the Award (the "Performance Conditions"). The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any Performance Conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to Performance Conditions.  The Board may determine that an Award shall vest in whole or in part upon achievement of any one performance condition or that two or more Performance Conditions must be achieved prior to the vesting of an Award. Performance Conditions may differ for Awards granted to any one Restricted Share Unit Recipient or to different Restricted Share Unit Recipients.  Any payments made in cash will be included in the limits set out in Section 2.1 and Section 2.2 of the Plan.

A.9

Section 2.6 Vesting

Except as provided in this Plan, Restricted Share Units issued under this Plan will vest on the date (the "Vesting Date") that is the later of:

(a) the Trigger Date; and

(b) the date upon which the relevant Performance Condition or other vesting condition set out in the Award has been satisfied,

provided that

(i) Restricted Share Units shall only vest on the Trigger Date to the extent that the Performance Conditions or other vesting conditions set out in an Award have been satisfied on or before the Trigger Date;

(ii) if the date in Section 2.6(a) or Section 2.6(b) occurs during a Restricted Period, the Vesting Date shall be extended to a date which is the earlier of:  (i) one business day following the end of such Restricted Period and (ii) the Restricted Share Unit Expiry Date; and

(iii) no Restricted Share Unit will remain outstanding for any period which exceeds the Restricted Share Unit Expiry Date of such Restricted Share Unit.

(iv) No Restricted Share Unit may vest prior to one year from the date of award of such Restricted Share Unit. Acceleration of vesting is permitted in connection with the death of a Participant, or in connection with a change of control, take-over bid, reverse-take-over or other similar transaction.

Section 2.7 Forfeiture and Cancellation upon Restricted Share Unit Expiry Date

Restricted Share Units which do not vest on or before the Restricted Share Unit Expiry Date of such Restricted Share Unit due to failure to meet Performance Conditions or the cessation of employment will be automatically cancelled, without further act or formality and without compensation.

Section 2.8 Amendment of Trigger Date

The Board may, at any time after a grant of a Restricted Share Unit, accelerate the Trigger Date of such Restricted Share Unit, provided that the Trigger Date is not less than one year from the date of the award of Restricted Share Units.  Such amendments will be subject to TSX Venture approval and shareholder approval, if applicable.

Section 2.9 Account

Restricted Share Units issued pursuant to this Plan (including fractional Restricted Share Units, computed to three digits) will be credited to a notional account maintained for each Restricted Share Unit Recipient by the Company for the purposes of facilitating the determination of amounts that may become payable hereunder.  A written confirmation of the balance in each Restricted Share Unit Recipient's account will be sent by the Company to the Restricted Share Unit Recipient upon request of the Restricted Share Unit Recipient.

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Section 2.10 Dividend Equivalents

On any date on which a cash dividend is paid on Shares, a Restricted Share Unit Recipient's account will be credited with the number and type of Restricted Share Units (including fractional Restricted Share Units, computed to three digits) calculated by:

(a) multiplying the amount of the dividend per Share by the aggregate number of Restricted Share Units that were credited to the Service Provider's account as of the record date for payment of the dividend; and

(b) dividing the amount obtained in Section 2.10(a) by the Fair Market Value on the date on which the dividend is paid.

Limitations on Issue

Notwithstanding the foregoing, the aggregate number of Restricted Share Units to be credited in respect of the payment of a dividend amount must not, together with all outstanding Restricted Share Units, exceed the Plan maximum set out in Section 2.1 and Section 2.2. The issuance of any Restricted Share Units under this Section 2.10 that, together with all outstanding Restricted Share Units, exceed the Plan maximum set out in Section 2.1 and Section 2.2. shall be satisfied by the payment of cash to the Restricted Share Unit Recipient by the Company.

Section 2.11 Adjustments and Reorganization

(a) In the event of any dividend paid in Shares, Share subdivision, combination or exchange of Shares, merger, consolidation, spin-off or other distribution of Company assets to shareholders, or any other change in the capital of the Company affecting Shares, the Board, in its sole and absolute discretion, will make, with respect to the number of Restricted Share Units outstanding under this Plan, any proportionate adjustments as it considers appropriate to reflect that change.

(b) Any adjustment, other than in connection with a security consolidation or security split, to Restricted Share Units granted or issued under this Plan is subject to the prior acceptance of the TSX Venture, including adjustments related to an amalgamation, merger, arrangement, reorganization, spin-off, dividend or recapitalization.

Section 2.12 Notice and Acknowledgement

No certificates will be issued with respect to the Restricted Share Units issued under this Plan.  Each Service Provider will, prior to being granted any Restricted Share Units, deliver to the Company a signed acknowledgement substantially in the form of Schedule A to this Plan, as provided by the Company.

ARTICLE 3
PAYMENTS OF RESTRICTED SHARE UNITS UNDER THIS PLAN

Section 3.1 Payment of Restricted Share Units

Subject to the terms of this Plan and, in particular, Section 3.6 of this Plan, the Company, in its discretion and as may be determined by the Board, will pay out vested Restricted Share Units issued under this Plan and credited to the account of a Restricted Share Unit Recipient by paying or issuing (net of any Applicable Withholding Tax) to such Restricted Share Unit Recipient, on or subsequent to the Trigger Date but no later than the Restricted Share Unit Expiry Date of such vested Restricted Share Unit, an Award Payout of either:

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(a) subject to receipt of Regulatory Approvals, one Share for such whole vested Restricted Share Unit.  Fractional Shares shall not be issued and where a Restricted Share Unit Recipient would be entitled to receive a fractional Share in respect of any fractional vested Restricted Share Unit, the Company shall pay to such Restricted Share Unit Recipient, in lieu of such fractional Share, cash equal to the Vesting Date Value as at the Trigger Date of such fractional Share.  Each Share issued by the Company pursuant to this Plan shall be issued as fully paid and non-assessable, or

(b) a cash amount equal to the Vesting Date Value as at the Trigger Date of such vested Restricted Share Unit; and

(c) notwithstanding the foregoing, the Vesting Date Value must not be less than the Discounted Market Price as at the Restricted Share Unit Grant Date.

Limitation on Issuance of Shares to Insiders

Notwithstanding anything in this Plan, the Company shall not issue Shares under this Plan to any Service Provider who is an Insider of the Company where such issuance would result in:

(a) the total number of Shares issuable at any time under this Plan to Insiders, or when combined with all other Shares issuable to Insiders under any other equity compensation arrangements then in place, including any Options or Plan Optioned Shares, exceeding the maximum grants set forth herein, or 10% of the total number of issued and outstanding equity securities of the Company on a non-diluted basis; and

(b) the total number of Shares that may be issued to Insiders during any one year period under this Plan, or when combined with all other Shares issued to Insiders under any other equity compensation arrangements then in place, including any Options or Plan Optioned Shares, exceeding the maximum grants set forth herein, or 10% of the total number of issued and outstanding equity securities of the Company on a non-diluted basis.

Where the Company is precluded by this Section 3.1 from issuing Shares to an Insider of the Company, the Company will pay to the relevant Insider a cash Award Payout in an amount equal to the Vesting Date Value as at the Trigger Date of the Restricted Share Unit.

Section 3.2 Experts and Advisors

The Board may engage such experts ("Experts") and advisors as it considers appropriate, including compensation or human resources experts or advisors, to provide advice and assistance in determining the amounts to be paid under this Plan and other amounts and values to be determined hereunder or in respect of this Plan including, without limitation, those related to a particular Fair Market Value.

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Section 3.3 Cancellation on Termination for Cause, Retirement or Voluntary Resignation

Unless the Board at any time otherwise determines, all unvested Restricted Share Units held by any Restricted Share Unit Recipient and all rights in respect thereof will be automatically cancelled, without further act or formality and without compensation, immediately in the event of a Termination arising from the termination of employment or removal from service by the Company or a Related Entity for cause, Retirement of the Restricted Share Unit Recipient or the voluntary resignation by the Restricted Share Unit Recipient.  In situations where the Board exercises its discretion under this Section 3.3, in no case shall the Restricted Share Units, subject to such discretion, be valid beyond one year from the date of Termination.

Section 3.4 Total Disability, Death and Termination Without Cause

Unless the Board at any time otherwise determines, if a Restricted Share Unit Recipient ceases to be a Service Provider for any of the following reasons, unvested Restricted Share Units will immediately vest on the date the Restricted Share Unit Recipient ceases to be a Service Provider:

(a) death or Total Disability of a Restricted Share Unit Recipient;

(b) the Termination of employment or removal from service by the Company or a Related Entity without cause; and

(c) the Termination of employment by the Restricted Share Unit Recipient other than by way of Retirement of the Restricted Share Unit Recipient or voluntary resignation by the Restricted Share Unit Recipient.

In situations where the Board exercises its discretion under this Section 3.4, in no case shall the Restricted Share Units, subject to such discretion, be valid beyond one year from the date of Termination.

Section 3.5 Change of Control

In the event of a Change of Control, all Restricted Share Units credited to an account of a Restricted Share Unit Recipient that have not otherwise previously been cancelled pursuant to the terms of the Plan shall vest on the date on which the Change of Control occurs (the "Change of Control Date"). Within thirty (30) days after the Change of Control Date, but in no event later than the Restricted Share Unit Expiry Date, the Restricted Share Unit Recipient shall at the discretion of the Board, receive either Shares or receive a cash payment equal in amount to: (a) the number of Restricted Share Units that vested on the Change of Control Date; multiplied by (b) the Fair Market Value on the Change of Control Date, net of any withholding taxes and other source deductions required by law to be withheld by the Company.

Section 3.6 Tax Matters and Applicable Withholding Tax

The Company does not assume any responsibility for or in respect of the tax consequences of the receipt by Restricted Share Unit Recipients of Restricted Share Units, or payments received by Restricted Share Unit Recipients pursuant to this Plan.  The Company or relevant Related Entity, as applicable, is authorized to deduct such taxes and other amounts as it may be required or permitted by law to withhold ("Applicable Withholding Tax"), in such manner (including, without limitation, by selling Shares otherwise issuable to Restricted Share Unit Recipients, on such terms as the Company determines) as it determines so as to ensure that it will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, or the remittance of tax or other obligations.  The Company or relevant Related Entity, as applicable, may require Restricted Share Unit Recipients, as a condition of receiving amounts to be paid to them under this Plan, to deliver undertakings to, or indemnities in favour of, the Company or Related Entity, as applicable, respecting the payment by such Restricted Share Unit Recipients of applicable income or other taxes.

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ARTICLE 4
SHARE OPTION AWARDS UNDER THIS PLAN

Section 4.1 Maximum Plan Shares

(a) The maximum aggregate number of Plan Optioned Shares that may be reserved for issuance under this Plan at any point in time is 9,800,016 (7% of Outstanding Shares at time of amendment to this Plan), unless this Plan is amended pursuant to the requirements of the TSX Venture Policies.

(b) Up to 9,800,016 of Plan Optioned Shares may be issued as Incentive Stock Options.

Section 4.2 Eligibility

Options to purchase Shares may be granted hereunder to Service Providers of the Company, or its affiliates, from time to time by the Board.  Service Providers that are not individuals will be required to undertake in writing not to effect or permit any transfer of ownership or option of any of its securities, or to issue more of its securities (so as to indirectly transfer the benefits of an Option), as long as such Option remains outstanding, unless the written permission of the TSX Venture and the Company is obtained. It shall be the responsibility of the Company and the Optionee to ensure that such Optionee is a bona fide Service Provider.

Section 4.3 Options Granted Under the Plan

(a) All Options granted under the Plan will be evidenced by an Option Certificate in the form attached as Schedule B, showing the number of Optioned Shares, the term of the Option, a reference to vesting terms, if any, and the Option Exercise Price.

(b) The Option Certificate of any Option which is intended to qualify as an Incentive Stock Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option qualifies as an "incentive stock option" within the meaning of Section 422 of the Code. Further, the Option Certificate authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Board shall deem advisable and which are not inconsistent with the requirements of Section 422 of the Code.

(c) No Options shall be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Plan by the Company or the approval of the Plan by the shareholders of the Company.

(d) The Fair Market Value of the Shares (determined at the time the Option is granted) as to which Options designated as Incentive Stock Options are exercisable for the first time by any Service Provider during any single calendar year (under the Plan and under any other incentive stock option plan of the Company or an Affiliate) shall not exceed US$100,000.

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(e) The sole class of Service Providers eligible to receive Incentive Stock Options under this Plan are employees of the Company.

(f) Subject to specific variations approved by the Board, all terms and conditions set out herein will be deemed to be incorporated into and form part of an Option Commitment made hereunder.

Section 4.4 Limitations on Issue

Subject to Section 4.8, the following restrictions on issuances of Options are applicable under the Plan:

(a) unless Disinterested Shareholder Approval is obtained, the maximum aggregate number of Common Shares that may be issuable to any one Participant (and where permitted pursuant to the policies of the TSX Venture, any company that is wholly-owned by the Participant) pursuant to all Security Based Compensation of the Company granted or issued within any twelve (12) month period may not exceed 5% of the Outstanding Shares calculated on the date of grant of any Security Based Compensation;

(b) unless Disinterested Shareholder Approval is obtained, the maximum aggregate number of Common Shares that may be issuable to Insiders of the Company (as a group) pursuant to all Security Based Compensation of the Company granted or issued within any twelve (12) month period may not exceed 10% of the Outstanding Shares calculated on the date of grant of any Security Based Compensation;

(c) unless Disinterested Shareholder Approval is obtained, the maximum aggregate number of Common Shares that may be issuable to Insiders of the Company (as a group) pursuant to all Security Based Compensation of the Company may not exceed 10% of the Outstanding Shares at any point in time;

(d) the maximum aggregate number of Common Shares that may be issuable to any Consultant of the Company pursuant to all Security Based Compensation of the Company granted or issued within any twelve (12) month period may not exceed 2% of the Outstanding Shares calculated on the date of grant of any Security Based Compensation;

(e) the maximum aggregate number of Common Shares that may be issuable to all Investor Relations Services Providers pursuant to Options granted or issued within any twelve (12) month period may not exceed 2% of the Outstanding Shares calculated on the date of grant of any Options and Investor Relations Services Providers may not received any Security Based Compensation other than Options; and

(f) Investor Relations Service Providers are eligible pursuant to this Plan to receive only Awards of Options.  Investor Relations Service Providers are not eligible to receive Restricted Share Units or any Award other than Options, pursuant to this Plan.

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Section 4.5 Options Not Exercised

In the event an Option granted under the Plan expires unexercised or is terminated by reason of dismissal of the Optionee for cause or is otherwise lawfully cancelled prior to exercise of the Option, the Optioned Shares that were issuable thereunder will be returned to the Plan and will be eligible for re-issuance.

Section 4.6 Powers of the Board

The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder.  Without limiting the generality of the foregoing, the Board has the power to

(a) allot Shares for issuance in connection with the exercise of Options;

(b) grant Options hereunder;

(c) subject to any necessary Regulatory Approval, amend, suspend, terminate or discontinue the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan will, without the prior written consent of all Optionees, alter or impair any Option previously granted under the Plan unless the alteration or impairment occurred as a result of a change in the TSX Venture Policies or the Company's tier classification thereunder; and

(d) delegate all or such portion of its powers hereunder as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do.

Section 4.7 Amendment of the Plan by the Board

Subject to the requirements of the TSX Venture Policies, and the prior receipt of any necessary TSX Venture, Regulatory or shareholder approval, where applicable, the Board may in its absolute discretion, amend or modify the Plan or any Option granted as follows:

(a) it may make amendments which are of a typographical, grammatical or clerical nature only;

(b) amendments of a housekeeping nature;

(c) it may change the vesting provisions of an Option granted hereunder, subject to prior written approval of the TSX Venture, if applicable;

(d) it may change the termination provision of an Option granted hereunder which does not entail an extension beyond the lesser of the original Option Expiry Date or 12 months from termination;

(e) it may make amendments necessary as a result in changes in securities laws applicable to the Company or any requested changes by the TSX Venture;

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(f) if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSX Venture, it may make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(g) it may make such amendments as reduce, and do not increase, the benefits of this Plan to Service Providers.

Section 4.8 Amendments Requiring Disinterested Shareholder Approval

The Company will be required to obtain Disinterested Shareholder Approval prior to any of the following actions becoming effective:

(a) the Plan, together with all of the Company's other previous Share Compensation Arrangements, could result at any time in:

(i) the aggregate number of Shares reserved for issuance under Options granted to Insiders exceeding 10% of the Outstanding Shares in the event that this Plan is amended to reserve for issuance more than 10% of the Outstanding Shares;

(ii) the number of Optioned Shares issued to Insiders within a one-year period exceeding 10% of the Outstanding Shares in the event that this Plan is amended to reserve for issuance more than 10% of the Outstanding Shares; or

(iii) the issuance to any one Optionee, within a 12-month period, of a number of Shares exceeding 5% of the Outstanding Shares;

(b) any reduction in the Option Exercise Price of an Option previously granted to an Insider; or

(c) the extension to the term of an outstanding Option, or outstanding Incentive Stock Option held by an Insider.

Section 4.9 Options Granted Under the Company's Previous Share Option Plan

Any option granted pursuant to a share option plan previously adopted by the Board which is outstanding at the time this Plan comes into effect shall be deemed to have been issued under this Plan and shall, as of the date this Plan comes into effect, be governed by the terms and conditions hereof.

ARTICLE 5
TERMS AND CONDITIONS OF OPTIONS

Section 5.1 Option Exercise Price

The Option Exercise Price of an Option will be set by the Board at the time such Option is allocated under the Plan, and cannot be less than the Discounted Market Price, and in the case of a Service Provider employed or performing services in the United States or otherwise subject to Section 409A or Section 422 of the Code, shall not be less than Fair Market Value on the date of grant.  If the Optionee owns directly or by reason of the applicable attribution rules more than 10% of the total combined voting power of all classes of stock of the Company, the Option price per share of the Shares covered by each Option which is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date of the grant.

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Section 5.2 Term of Option

An Option can be exercisable for a maximum of 10 years from the Option Effective Date; provided, however, that if the Option price is required under Section 5.1 to be at least 110% of Fair Market Value, each such Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided.

Section 5.3 Option Amendment

(a) Subject to Section 4.8(b), the Option Exercise Price of an Option may be amended only if at least six (6) months have elapsed since the later of the date of commencement of the term of the Option, the date the Shares commenced trading on the TSX Venture, or the date of the last amendment of the Option Exercise Price.

(b) An Option must be outstanding for at least one year before the Company may extend its term, subject to the limits contained in Section 5.2.

(c) Any proposed amendment to the terms of an Option is subject to TSX Venture approval and shareholder approval, where applicable.

Section 5.4 Vesting of Options

Subject to Section 5.5, vesting of Options shall be at the discretion of the Board and, with respect to any particular Options granted under the Plan, in the absence of a vesting schedule being specified at the time of grant, all such Options shall vest immediately.  Where applicable, vesting of Options will generally be subject to:

(a) the Service Provider remaining employed by or continuing to provide services to the Company or any of its Affiliates as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or any of its Affiliates during the vesting period; or

(b) the Service Provider remaining as a Director of the Company or any of its Affiliates during the vesting period.

Section 5.5 Vesting of Options Granted to Consultants Conducting Investor Relations Activities

Notwithstanding Section 5.4, Options granted to Consultants conducting Investor Relations Activities will vest:

(a) over a period of not less than 12 months as to 25% on the date that is three months from the date of grant, and a further 25% on each successive date that is three months from the date of the previous vesting; or

(b) such longer vesting period as the Board may determine.

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Section 5.6 Effect of Take-Over Bid

If a Take-Over Bid is made to the shareholders generally then the Company shall immediately upon receipt of notice of the Take-Over Bid, notify each Optionee currently holding an Option of the Take-Over Bid, with full particulars thereof whereupon such Option may, notwithstanding Section 5.4 and Section 5.5 or any vesting requirements set out in the Option Commitment, be immediately exercised in whole or in part by the Optionee, subject to approval of the TSX Venture for vesting requirements imposed by the TSX Venture Policies.

Section 5.7 Acceleration of Vesting on Change of Control

In the event of a Change of Control occurring, Options granted and outstanding, which are subject to vesting provisions, shall be deemed to have immediately vested upon the occurrence of the Change of Control, excluding Options granted to a Person engaged in Investor Relations Activities. Notwithstanding the foregoing, no acceleration to the vesting schedule of one or more Options granted to an Investor Relations Service Provider can be made without the prior written acceptance of the TSX Venture.

Section 5.8 Extension of Options Expiring During Black-Out Period

Should the Option Expiry Date for an Option fall within a Black-Out Period, such Option Expiry Date shall, be automatically extended without any further act or formality to that day which is the tenth (10th) Business Day after the end of the Black-Out Period.

Section 5.9 Optionee Ceasing to be Director, Employee or Service Provider

Options may be exercised after the Service Provider has left his/her employ/office or has been advised by the Company that his/her services are no longer required or his/her service contract has expired, until the term applicable to such Options expires, except as follows:

(a) in the case of the death of an Optionee, any vested Option held by him at the date of death will become exercisable by the Optionee's lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Optionee and the date of expiration of the term otherwise applicable to such Option;

(b) an Option granted to any Service Provider will expire 90 days (or such other time, not to exceed one year, as shall be determined by the Board as at the date of grant or agreed to by the Board and the Optionee at any time prior to expiry of the Option) after the date the Optionee ceases to be employed by or provide services to the Company, and only to the extent that such Option was vested at the date the Optionee ceased to be so employed by or to provide services to the Company; and

(c) in the case of an Optionee being dismissed from employment or service for cause, such Optionee's Options, whether or not vested at the date of dismissal will immediately terminate without right to exercise same.

Section 5.10 Non Assignable

(a) Subject to Section 5.9(a), all Options will be exercisable only by the Optionee to whom they are granted and will not be assignable or transferable.

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(b) Subject to Section 3.4 all Restricted Share Units will not be assignable or transferable and will only be paid out to the Recipient to whom they are granted.

Section 5.11 Adjustment of the Number of Optioned Shares

The number of Shares subject to an Option will be subject to adjustment in the events and in the manner following:

(a) in the event of a subdivision of Shares as constituted on the date hereof, at any time while an Option is in effect, into a greater number of Shares, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Shares as result from the subdivision without an Optionee making any additional payment or giving any other consideration therefor;

(b) in the event of a consolidation of the Shares as constituted on the date hereof, at any time while an Option is in effect, into a lesser number of Shares, the Company will thereafter deliver and an Optionee will accept, at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Shares as result from the consolidation;

(c) in the event of any change of the Shares as constituted on the date hereof, at any time while an Option is in effect, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder the number of shares of the appropriate class resulting from the said change as an Optionee would have been entitled to receive in respect of the number of Shares so purchased had the right to purchase been exercised before such change;

(d) in the event of a capital reorganization, reclassification or change of outstanding equity shares (other than a change in the par value thereof) of the Company, a consolidation, merger or amalgamation of the Company with or into any other company or a sale of the property of the Company as or substantially as an entirety at any time while an Option is in effect, an Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result thereof.  The subdivision or consolidation of Shares at any time outstanding (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this Section 5.11;

(e) an adjustment will take effect at the time of the event giving rise to the adjustment, and the adjustments provided for in this section are cumulative;

(f) the Company will not be required to issue fractional shares in satisfaction of its obligations hereunder.  Any fractional interest in a Share that would, except for the provisions of this Section 5.11, be deliverable upon the exercise of an Option will be cancelled and not be deliverable by the Company;

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(g) if any questions arise at any time with respect to the Option Exercise Price or number of Optioned Shares deliverable upon exercise of an Option in any of the events set out in this Section 5.11, such questions will be conclusively determined by the Company's auditors, or, if they decline to so act, any other firm of Chartered Accountants, in Vancouver, British Columbia (or in the city of the Company's principal executive office) that the Company may designate and who will be granted access to all appropriate records and such determination will be binding upon the Company and all Optionees; and

(h) any adjustment, other than in connection with a security consolidation or security split, to Options granted or issued under this Plan is subject to the prior acceptance of the TSX Venture, including adjustments related to an amalgamation, merger, arrangement, reorganization, spin-off, dividend or recapitalization.

ARTICLE 6
COMMITMENT AND EXERCISE PROCEDURES

Section 6.1 Option Commitment

Upon grant of an Option hereunder, an authorized officer of the Company will deliver to the Optionee an Option Commitment detailing the terms of such Options and upon such delivery the Optionee will be subject to the Plan and have the right to purchase the Optioned Shares at the Option Exercise Price set out therein subject to the terms and conditions hereof, including any additional requirements contemplated with respect to the payment of required withholding taxes on behalf of Optionees.

Manner of Exercise

An Optionee who wishes to exercise his Option may do so by delivering

(a) a written notice to the Company specifying the number of Optioned Shares being acquired pursuant to the Option; and

(b) a certified cheque, wire transfer or bank draft payable to the Company for the aggregate Option Exercise Price for the Optioned Shares being acquired, plus any required withholding tax amount subject to Section 6.2.

Section 6.2 Cashless Exercise

Subject to the provisions of this Plan (including, without limitation, and, upon prior approval of the Board, once an Option has vested and become exercisable, an Optionee may elect to exercise such Option by either:

(a) excluding Options held by any Investor Relations Service Provider, a "net exercise" procedure in which the Company issues to the Optionee Common Shares equal to the number determined by dividing (i) the product of the number of Options being exercised multiplied by the difference between the VWAP of the underlying Common Shares and the exercise price of the subject Options by (ii) the VWAP of the underlying Common Shares; or

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(b) a broker assisted "cashless exercise" in which the Company delivers a copy of irrevocable instructions to a broker engaged for such purposes by the Company to sell the Common Shares otherwise deliverable upon the exercise of the Options and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding obligations a determined by the Company against delivery of the Common Shares to settle the applicable trade.

An Option may be exercised pursuant to this Section 6.2 from time to time by delivery to the Company, at its head office or such other place as may be specified by the Company, of (i) a written notice of exercise specifying that the Optionee has elected to effect such a cashless exercise of such Option, the method of cashless exercise, and the number of Options to be exercised and (ii) the payment of an amount for any tax withholding or remittance obligations of the Optionee or the Company arising under applicable law and verified by the Company to its satisfaction (or by entering into some other arrangement acceptable to the Company in its discretion, if any). The Participant shall comply with Section 6.3 of this Plan with regard to any applicable required withholding obligations and with such other procedures and policies as the Company may prescribe or determine to be necessary or advisable from time to time including prior written consent of the Board in connection with such exercise.

In the event of a net exercise pursuant to Section 6.2(a) or a cashless exercise pursuant to Section 6.2(b), the number of Options exercised, surrendered or converted, and not the number of Common Shares actually issued by the Company, must be included in calculating the limits set forth in §4.1, §4.4 and §4.8 of this Plan.

Section 6.3 Tax Withholding and Procedures

Notwithstanding anything else contained in this Plan, the Company may, from time to time, implement such procedures and conditions as it determines appropriate with respect to the withholding and remittance of taxes imposed under applicable law, or the funding of related amounts for which liability may arise under such applicable law.

The Company will withhold taxes for Optionees exercising Options in accordance with Canadian, US federal and state tax law, as required by the applicable tax law.

Without limiting the generality of the foregoing, an Optionee who wishes to exercise an Option must, in addition to following the procedures set out in Section 6.2 and elsewhere in this Plan, and as a condition of exercise:

(a) deliver a certified cheque, wire transfer or bank draft payable to the Company for the amount determined by the Company to be the appropriate amount on account of such taxes or related amounts; or

(b) otherwise ensure, in a manner acceptable to the Company (if at all) in its sole and unfettered discretion, that the amount will be securely funded;

(c) and must in all other respects follow any related procedures and conditions imposed by the Company.

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Reporting of Taxes

For Recipients that are employees of the Company, the Company will report the amount of resulting income from exercised NSOs and ISOs and the corresponding withholding tax on the applicable tax forms to the recipient.

Section 6.4 Delivery of Optioned Shares and Hold Periods

As soon as practicable after receipt of the notice of exercise described in this Article 6 and payment in full for the Optioned Shares being acquired, the Company will direct its transfer agent to issue to the Optionee the appropriate number of Optioned Shares.  If the Option Exercise Price is set below the then current market price of the Shares on the TSX Venture at the time of grant, the certificate representing the Optioned Shares or written notice in the case of uncertificated shares will include a legend stipulating that the Optioned Shares issued are subject to a four-month Exchange Hold Period commencing the date of the Option Commitment.

An Exchange Hold Period will be applied from the date of grant for all Options granted to:

(a) Insiders of the Company; or

(b) where Options are granted to any Service Provider, including Insiders, where the Exercise Price is at a discount to the Market Price.

Pursuant to TSX Venture Policies, where the Exchange Hold Period is applicable, the certificate representing the Optioned Shares or written notice in the case of uncertificated shares will include a legend stipulating that the Optioned Shares issued are subject to a four-month Exchange Hold Period commencing the date of the Option Commitment.

ARTICLE 7
GENERAL CONDITIONS

Section 7.1 General Conditions Applicable to Restricted Share Units

(a) Compliance with Applicable Laws - The issuance by the Company of any Restricted Share Units and its obligation to make any payments hereunder is subject to compliance with all applicable laws.  As a condition of participating in this Plan, each Recipient agrees to comply with all such applicable laws and agrees to furnish to the Company all information and undertakings as may be required to permit compliance with such applicable laws.  The Company will have no obligation under this Plan, or otherwise, to grant any Restricted Share Unit or make any payment under this Plan in violation of any applicable laws.

(b) Awards to Insiders - All Awards issued to Insiders will include a legend stipulating that the Award is subject to a four-month hold period commencing the Restricted Share Unit Grant Date, as required by the TSX Venture.

(c) Non-Transferability - Restricted Share Units and all other rights, benefits or interests in this Plan are non-transferable and may not be pledged or assigned or encumbered in any way and are not subject to attachment or garnishment, except that if a Restricted Share Unit Recipient dies, the legal representatives of the Restricted Share Unit Recipient will be entitled to receive the amount of any payment otherwise payable to the Restricted Share Unit Recipient hereunder in accordance with the provisions hereof until the earlier of one year after the date of death of such Recipient and the date of expiration of the term otherwise applicable to such Restricted Share Unit.

A.23

(d) No Right to Service - Neither participation in this Plan nor any action under this Plan will be construed to give any Service Provider or Restricted Share Unit Recipient a right to be retained in the service or to continue in the employment of the Company or any Related Entity, or affect in any way the right of the Company or any Related Entity to terminate his or her employment at any time.

(e) Plan Amendment - Subject to all necessary approvals of the TSX Venture, and shareholder approval, if applicable, the Board may amend this Plan as it deems necessary or appropriate, subject to the requirements of applicable laws, but no amendment will, without the consent of the Restricted Share Unit Recipient or unless required by law, adversely affect the rights of a Restricted Share Unit Recipient with respect to Restricted Share Units to which the Restricted Share Unit Recipient is then entitled under this Plan.

(f) Plan Termination - Subject to all necessary approvals of the TSX Venture, and shareholder approval, if applicable, the Board may terminate this Plan at any time, but no termination will, without the consent of the Restricted Share Unit Recipient or unless required by law, adversely affect the rights of a Restricted Share Unit Recipient with respect to Restricted Share Units to which the Restricted Share Unit Recipient is then entitled under this Plan.  In no event will a termination of this Plan accelerate the vesting of Restricted Share Units or the time at which a Restricted Share Unit Recipient would otherwise be entitled to receive any payment in respect of Restricted Share Units hereunder.

(g) Reorganization of the Company - The existence of this Plan or Restricted Share Units will not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, or to create or issue any bonds, debentures, Shares or other securities of the Company or to amend or modify the rights and conditions attaching thereto or to effect the dissolution or liquidation of the Company, or any amalgamation, combination, merger or consolidation involving the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

(h) No Shareholder Rights - Restricted Share Units are not considered to be Shares or securities of the Company, and a Restricted Share Unit Recipient who is issued Restricted Share Units will not, as such, be entitled to receive notice of or to attend any shareholders' meeting of the Company, nor entitled to exercise voting rights or any other rights attaching to the ownership of Shares or other securities of the Company, and will not be considered the owner of Shares by virtue of such issuance of Restricted Share Units.

(i) No Other Benefit - No amount will be paid to, or in respect of, a Restricted Share Unit Recipient under this Plan to compensate for a downward fluctuation in the Fair Market Value or price of a Share, nor will any other form of benefit be conferred upon, or in respect of, a Restricted Share Unit Recipient for such purpose.

A.24

(j) Unfunded Plan - For greater certainty, this Plan will be an unfunded plan, including for tax purposes and for purposes of the Employee Retirement Income Security Act (United States).  Any Restricted Share Unit Recipient to which Restricted Share Units are credited to his or her account or holding Restricted Share Units or related accruals under this Plan will have the status of a general unsecured creditor of the Company with respect to any relevant rights that may arise thereunder.

Section 7.2 General Conditions Applicable to Options

(a) Employment and Services - Nothing contained in the Plan will confer upon or imply in favour of any Optionee any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to lawfully terminate the Optionee's office, employment or service at any time pursuant to the arrangements pertaining to same.  Participation in the Plan by an Optionee is voluntary.

(b) No Representation or Warranty - The Company makes no representation or warranty as to the future market value of Shares issued in accordance with the provisions of the Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Options or the Shares issuable thereunder or the tax consequences to a Service Provider.  Compliance with applicable securities laws as to the disclosure and resale obligations of each Participant is the responsibility of each Participant and not the Company.

(c) Plan Amendment - The Board reserves the right, in its absolute discretion, to at any time amend, modify or terminate the Plan with respect to all Shares in respect of Options which have not yet been granted hereunder.  Any amendment to any provision of the Plan will be subject to any necessary Regulatory Approvals unless the effect of such amendment is intended to reduce (but not to increase) the benefits of this Plan to Service Providers.

(d) Savings Clause - This Plan is intended to comply in all respects with applicable law and regulations, including Section 409A of the Code.  In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Section 409A of the Code), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including  Section 409A of the Code) so as to foster the intent of this Plan.

Section 7.3 General Conditions

(a) Successors and Assigns - This Plan will enure to the benefit of and be binding upon the respective legal representatives of the Service Provider.

(b) Governing Law - This Plan and all matters to which reference is made in this Plan will be governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada applicable therein.

A.25

SCHEDULE "A"
FORM OF RESTRICTED SHARE UNIT AGREEMENT

[Insert the following U.S. legend if the securities issuable pursuant to the Plan have not been registered on Form S-8 under the U.S. Securities Act:]

THE RESTRICTED SHARE UNITS HEREIN REFERRED TO AND THE COMMON SHARES ISSUABLE IN RESPECT THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

LexaGene Holdings Inc. (the "Company") hereby confirms the grant to the undersigned Recipient of Restricted Share Units ("Restricted Share Units") described in the table below pursuant to the Company's Omnibus Incentive Plan (the "Plan"), a copy of which Plan has been provided to the undersigned Restricted Share Unit Recipient.

No. of Restricted Share Units	Trigger Date	Restricted Share Unit Expiry Date

[include any specific/additional vesting period or Performance Conditions]

Performance Conditions:

1)

2)

The Company and the undersigned Restricted Share Unit Recipient hereby confirm that the undersigned Restricted Share Unit Recipient is a bona fide Director, Officer, Employee, Management Company Employee, Consultant or Company Consultant.

A.A-1

[Insert the following if the securities issuable pursuant to the Plan have not been registered on Form S-8 under the U.S. Securities Act: The Recipient acknowledges and agrees as follows:

(a) The Restricted Share Units and the common shares issuable pursuant thereto (the "Shares" and together with the Restricted Share Units, the "Securities") have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the United States, and the Restricted Share Units are being granted to the Recipient in reliance on an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws.

(b) The Securities will be "restricted securities", as defined in Rule 144 under the U.S. Securities Act, and the rules of the United States Securities and Exchange Commission (the "SEC") provide in substance that the Recipient may dispose of the Securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and the Company has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the U.S. Securities Act.

(c) The Recipient understands that the Company previously has been an issuer (a "shell company") with no or nominal operations and no or nominal assets other than cash and cash equivalents, with the result that:

(i) Rule 144 under the U.S. Securities Act may not be available for resales of the Shares;

(ii) Rule 144(i)(1) under the U.S. Securities Act states that Rule 144 is not available for the resale of securities initially issued by a shell company (other than a business combination related shell company) or an issuer that has "at any time previously" been a shell company (other than a business combination related shell company), with the result that Rule 144, as interpreted by Staff at the SEC, will not be available for the resale the Shares unless and until all of the conditions in Rule 144(i)(2) are satisfied at the time of the proposed sale, including, without limitation:

(A) the requirement that the Company have filed current "Form 10 information" with the SEC reflecting its status as an entity that is no longer shell company,

(B) one year has elapsed from the date that the Company filed "Form 10 information" with the SEC,

(C) the Company shall have filed all reports and material required to be filed under section 13 during the preceding 12 months, other than Form 8-K reports; and

(D) accordingly, the Company will authorize removal of the U.S. restrictive legend endorsed on the certificate or other instrument representing the Shares pursuant to Rule 144(b)(1) under the U.S. Securities Act only in connection with their resale by the Recipient; and

A.A-2

(E) although the Company has registered its common shares as a class under section 12(g) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") by filing a registration statement with the SEC on Form 10 under the Exchange Act on June 28, 2022 (SEC File No. 000-56456 (which registration statement, as amended, constitutes "Form 10 information" as such term is used in Rule 144(i)(2) under the U.S. Securities Act, the Company is not obligated to make or otherwise keep Rule 144 under the U.S. Securities Act available for resales of the Shares;

(d) If the Recipient decides to offer, sell or otherwise transfer any of the Shares, the Recipient will not offer, sell or otherwise transfer any of the Shares directly or indirectly, unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act ("Regulation S") and in compliance with applicable local laws and regulations;

(iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "blue sky" laws; or

(iv) the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company stating that such transaction is exempt from registration under applicable securities laws.

(e) The certificate(s) or other instrument(s) representing the Shares will be endorsed with the following or a similar legend until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT."

provided, that if the Shares are being sold otherwise than to the Company, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing, in form and substance reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act.

A.A-3

(f) The Company has determined that it ceased to qualify as a foreign issuer as of August 31, 2021 (being the last business day of the second fiscal quarter of the fiscal year ended February 28, 2022), and ceased to be eligible to rely on the rules and forms available to foreign issuers on February 28, 2021;

(g) Rule 905 of Regulation S provides in substance that any "restricted securities" that are equity securities of a "domestic issuer" (including an issuer that no longer qualifies as a "foreign issuer") will continue to be deemed to be restricted securities notwithstanding that they were acquired in a resale transaction pursuant to Rule 901 or 904 of Regulation S, and, as interpreted by Staff at the SEC, Rule 905 applies to equity securities that, at the time of issuance were those of a domestic issuer;

(h) By operation of Rule 905 of Regulation S, any Shares that are resold outside the United States in compliance with the requirements of Rule 901 or Rule 904 of Regulation S will continue to be "restricted securities" and will continue to be subject to the requirement that they be represented by a physical certificate or other instrument imprinted with a U.S. restrictive legend.

(i) "Domestic issuer", "foreign issuer", "United States" and "U.S. person" are as defined in Regulation S.

DATED ____________________, 20____.

LEXAGENE HOLDINGS INC.

Per: ________________________________________

 Authorized Signatory

The undersigned hereby accepts such grant, acknowledges being a Restricted Share Unit Recipient under the Plan, agrees to be bound by the provisions thereof and agrees that the Plan will be effective as an agreement between the Company and the undersigned with respect to the Restricted Share Units granted or otherwise issued to it.

DATED ____________________, 20____.

___________________________________________
Witness (Signature)

___________________________________________
Name (please print)

___________________________________________
Address

___________________________________________
City, Province

___________________________________________
Occupation

__________________________________________________
Restricted Share Unit Recipient's Signature

__________________________________________________

__________________________________________________
Name of Restricted Share Unit Recipient (print)

A.A-4

SCHEDULE "B"
FORM OF OPTION CERTIFICATE

[If issued to officers or directors or at a discount to the Market Price] WITHOUT PRIOR WRITTEN APPROVAL OF TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [INSERT DATE THAT IS FOUR MONTHS AND A DAY FROM THE GRANT DATE].

[Insert the following U.S. legend if the securities issuable pursuant to the Plan have not been registered on Form S-8 under the U.S. Securities Act:]

THE OPTION REPRESENTED BY THIS CERTIFICATE AND THE COMMON SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

LEXAGENE HOLDINGS INC.

SHARE OPTION PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the LexaGene Holdings Inc. (the "Company") Omnibus Incentive Plan (the "Plan") and evidences that ______________________________ is the holder (the "Optionee") of an option (the "Option") to purchase up to _______________________________ common shares (the "Shares") in the capital stock of the Company at a purchase price of CAD$_________ per Share (the "Option Exercise Price").

The Company and the undersigned Share Option Plan Service Provider hereby confirm that the undersigned Share Option Plan Service Provider is a bona fide Director, Officer, Employee, Management Company Employee, Consultant or Company Consultant.

The Plan provides for the granting of stock options that either (i) are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), or (ii) do not qualify as Incentive Stock Options under Section 422 of the Code, and are hence called ("Non-Statutory Stock Options"). This Option will be treated as (select one), barring any post-grant events that effect the eligibility of the option to be treated as an ISO:

 ☐ an Incentive Stock Option (ISO); or

 ☐ a Non-Statutory Stock Option (NSO).

A.B-1

Subject to the provisions of the Plan:

(a) the effective date of the grant of the Option is __________, 20__;

(b) the Option expires at 5:00 p.m. (Vancouver Time) on ______________, 20__; and

(c) the Options shall vest as follows:

Date	Percent of Stock Options Vested	Number of Stock Options Vested	Aggregate Number of Stock Options Vested

The vested portion or portions of the Option may be exercised at any time and from time to time from and including the date of the grant of the Option through to 5:00 p.m. (Vancouver Time) on the expiration date of the Option Period by delivering to the Company an Exercise Notice, in the form attached as Appendix "I" hereto, together with this Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate of the Option Exercise Price of the Shares in respect of which the Option is being exercised.

All Options and any Shares issued on the exercise of Options may be subject to resale restrictions and may be subject to and legended with a four month hold period commencing on the date the Options were granted pursuant to the rules of the Exchange and applicable securities laws. The Options hereby granted are subject to the approval of the Exchange.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Optionee hereby expressly agrees with the Company to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

A.B-2

[Insert the following if the securities issuable pursuant to the Plan have not been registered on Form S-8 under the U.S. Securities Act: The Optionee acknowledges and agrees as follows:

(a) The Option and the Shares (collectively, the "Securities") have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the United States, and the Option is being granted to the Optionee in reliance on an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws.

(b) The Securities will be "restricted securities", as defined in Rule 144 under the U.S. Securities Act, and the rules of the United States Securities and Exchange Commission (the "SEC") provide in substance that the Optionee may dispose of the Securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and the Company has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the U.S. Securities Act.

(c) The Optionee understands that the Company previously has been an issuer (a "shell company") with no or nominal operations and no or nominal assets other than cash and cash equivalents, with the result that:

(i) Rule 144 under the U.S. Securities Act may not be available for resales of the Shares;

(ii) Rule 144(i)(1) under the U.S. Securities Act states that Rule 144 is not available for the resale of securities initially issued by a shell company (other than a business combination related shell company) or an issuer that has "at any time previously" been a shell company (other than a business combination related shell company), with the result that Rule 144, as interpreted by Staff at the SEC, will not be available for the resale the Shares unless and until all of the conditions in Rule 144(i)(2) are satisfied at the time of the proposed sale, including, without limitation:

(A) the requirement that the Company have filed current "Form 10 information" with the SEC reflecting its status as an entity that is no longer shell company,

(B) one year has elapsed from the date that the Company filed "Form 10 information" with the SEC,

(C) the Company shall have filed all reports and material required to be filed under section 13 during the preceding 12 months, other than Form 8-K reports; and

(D) accordingly, the Company will authorize removal of the U.S. restrictive legend endorsed on the certificate or other instrument representing the Shares pursuant to Rule 144(b)(1) under the U.S. Securities Act only in connection with their resale by the Optionee; and

(E) although the Company has registered its common shares as a class under section 12(g) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") by filing a registration statement with the SEC on Form 10 under the Exchange Act on June 28, 2022 (SEC File No. 000-56456) (which registration statement, as amended, constitutes "Form 10 information" as such term is used in Rule 144(i)(2) under the U.S. Securities Act), the Company is not obligated to make or otherwise keep Rule 144 under the U.S. Securities Act available for resales of the Shares;

A.B-3

(d) If the Optionee decides to offer, sell or otherwise transfer any of the Shares, the Optionee will not offer, sell or otherwise transfer any of the Shares directly or indirectly, unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act ("Regulation S") and in compliance with applicable local laws and regulations;

(iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "blue sky" laws; or

(iv) the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company stating that such transaction is exempt from registration under applicable securities laws.

(e) The Option may not be exercised by or for the account or benefit of a person in the United States or a U.S. person unless registered under the U.S. Securities Act and any applicable state securities laws, unless an exemption from such registration requirements is available.

(f) The certificate(s) or other instrument(s) representing the Shares will be endorsed with the following or a similar legend until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT."

provided, that if the Shares are being sold otherwise than to the Company, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing, in form and substance reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act.

A.B-4

(g) The Company has determined that it ceased to qualify as a foreign issuer as of August 31, 2021 (being the last business day of the second fiscal quarter of the fiscal year ended February 28, 2022), and ceased to be eligible to rely on the rules and forms available to foreign issuers on February 28, 2021;

(h) Rule 905 of Regulation S provides in substance that any "restricted securities" that are equity securities of a "domestic issuer" (including an issuer that no longer qualifies as a "foreign issuer") will continue to be deemed to be restricted securities notwithstanding that they were acquired in a resale transaction pursuant to Rule 901 or 904 of Regulation S, and, as interpreted by Staff at the SEC, Rule 905 applies to equity securities that, at the time of issuance were those of a domestic issuer;

(i) By operation of Rule 905 of Regulation S, any Shares that are resold outside the United States in compliance with the requirements of Rule 901 or Rule 904 of Regulation S will continue to be "restricted securities" and will continue to be subject to the requirement that they be represented by a physical certificate or other instrument imprinted with a U.S. restrictive legend.

(j) "Domestic issuer", "foreign issuer", "United States" and "U.S. person" are as defined in Regulation S.

(k) If the Optionee is resident in the State of California on the effective date of the grant of the Option, then, in addition to the terms and conditions contained in the Plan and in this Certificate, the Optionee acknowledges that the Company, as a company subject to the reporting requirements of section 13(a) of the Exchange Act and the rules promulgated thereunder, is required to publicly file with the SEC continuous disclosure documents, including annual reports on Form 10-K containing audited annual financial statements and quarterly reports on Form 10-Q containing unaudited quarterly financial statements (collectively, the "Financial Statements"). Such filings are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval system (EDGAR), and documents filed on EDGAR may be viewed under the Company's profile at the following website address: www.sec.gov.  Copies of Financial Statements will be made available to the Optionee by the Company upon the Optionee's request.]

All terms not otherwise defined in this Certificate shall have the meanings given to them under the Plan.

Dated this ____ day of _____________, 20___.

LEXAGENE HOLDINGS INC.

___________________________________________
Authorized Signatory

A.B-5

APPENDIX "I"
LEXAGENE HOLDINGS INC.

STOCK OPTION PLAN

EXERCISE NOTICE

TO: LEXAGENE HOLDINGS INC. (the "Company")

1. The undersigned (the "Optionee"), being the holder of options to purchase ________________ common shares of the Company (the "Shares") at the exercise price of $CAD______ per share (the "Option Exercise Price"), hereby irrevocably gives notice, pursuant to the Omnibus Incentive Plan of the Company (the "Plan"), of the exercise of the Option to acquire and hereby subscribes for ____________ of such Shares of the Company.

2. The Optionee tenders herewith a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Option Exercise Price of the aforesaid Shares exercised and directs the Company to issue a share certificate evidencing said Shares in the name of the Optionee to be mailed to the Optionee at the following address:

 ___________________________________

 ___________________________________

 ___________________________________

 ___________________________________

3. By executing this Exercise Notice, the Optionee hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Exercise Notice shall have the meanings given to them under the Plan or the attached Option Certificate.

4. The Optionee is resident in __________ [name of state/province].

5. [Insert the following, and include the U.S. Accredited Investor Certificate and Appendix II, if the securities issuable pursuant to the Plan have not been registered on Form S-8 under the U.S. Securities Act: The Optionee represents, warrants and certifies as follows (please check all of the categories that apply):

(a) ☐ the Optionee at the time of exercise of the Option is not in the United States, is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and is not exercising the Option on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this Exercise Notice in the United States;

(b) ☐ the undersigned holder is resident in the United States or is a U.S. person who is a resident of the jurisdiction referred to in the address appearing above, and is a U.S. Accredited Investor and has completed the U.S. Accredited Investor Status Certificate in the form attached to this Exercise Notice;

(c) ☐ if the undersigned holder is resident in the United States or is a U.S. person, the undersigned holder has delivered to the Company and the Company's transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the securities to be delivered upon exercise of the Option, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available;

A.I-1

6. "United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

Note:  Certificates representing Shares will not be registered or delivered to an address in the United States unless Box 5(b) or (c) above is checked.

7. If the undersigned Optionee has marked Box 5(b) or (c) above, the undersigned Optionee hereby represents, warrants, acknowledges and agrees that:

(a) funds representing the subscription price for the Shares which will be advanced by the undersigned to the Company upon exercise of the Options will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the "PATRIOT Act"), and the undersigned acknowledges that the Company may in the future be required by law to disclose the undersigned's name and other information relating to this exercise form and the undersigned's subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act.  No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Company if the undersigned discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith; and

(b) there may be material tax consequences to the Optionee of an acquisition or disposition of any of the Shares. The Company gives no opinion and makes no representation with respect to the tax consequences to the Optionee under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such securities. In particular, no determination has been made whether the Company will be a "passive foreign investment company" within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended.

8. If the undersigned Optionee has marked Box 5(b) above, the undersigned represents and warrants to the Company that:

(a) the Optionee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(b) the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Company as he or she has considered necessary or appropriate in connection with his or her investment decision to acquire the Shares;

(c) the undersigned is: (i) purchasing the Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; and (ii) is purchasing the Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and

(d) the undersigned has not exercised the Option as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio, television or other form of telecommunications or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

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9. If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking Box 5(b) above, the undersigned also acknowledges and agrees that:

(a) the Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and the Shares will be issued as "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act) and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable state securities laws absent an exemption from such registration requirements; and

(b) the certificate(s) or other instrument(s) representing the Shares will be endorsed with a U.S. restrictive legend substantially in the form set forth in the Option Certificate until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws.]

10 The undersigned Optionee hereby represents, warrants, acknowledges and agrees that the certificate(s) representing the Shares may be subject to and legended with a four month hold period commencing on the date the Options were granted pursuant to the rules of the Exchange and applicable securities laws.

DATED the ________ day of ____________________, __________.

Signature of Optionee

A.I-3

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of an option to purchase common shares of LexaGene Holdings Inc. (the "Company") by the Optionee, the Optionee hereby represents and warrants to the Company that the Optionee satisfies one or more of the following categories of Accredited Investor (please initial each category that applies):

______ (1) Any director or executive officer of the Company (including an IRA (Individual Retirement Account) owned by such person); or

______ (2) A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person's spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), at the time of purchase of the Shares contemplated by the accompanying Exercise Notice, exceeds US$1,000,000 (for the purposes of calculating net worth: (i) the person's primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the purchase of the Shares, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time execution of the accompanying Exercise Notice exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); (iii) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability); and (iv) for the purposes of calculating joint net worth of the person and that person's spouse or spousal equivalent, (A) joint net worth can be the aggregate net worth of the person and spouse or spousal equivalent, and (B) assets need not be held jointly to be included in the calculation; and reliance by the person and that person's spouse or spousal equivalent on the joint net worth standard does not require that the Shares be purchased jointly); or

______ (3) A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

______ (4) A natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the U.S. Securities and Exchange Commission has designated as qualifying an individual for Accredited Investor status, including an IRA (Individual Retirement Account) owned by such person: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

______ (5) An entity in which all of the equity owners meet the requirements of at least one of the above categories (if this alternative is checked, you must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an Accredited Investor).

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APPENDIX "II"
LEXAGENE HOLDINGS INC.

STOCK OPTION PLAN

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: LexaGene Holdings Inc. (the "Company")

AND TO: Registrar and transfer agent for the common shares of the Company

The undersigned (a) acknowledges that the sale of ___________________________________ (the "Securities") of the Company, represented by certificate number _________________________________ or held in Direct Registration System (DRS) account number _________________________________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (b) certifies that (1) the undersigned is not (A) an "affiliate" of the Company (as that term is defined in Rule 405 under the U.S. Securities Act), (B) a "distributor" as defined in Regulation S or (C) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another "designated offshore securities market", and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any "directed selling efforts" in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated _______________ 20__.

X _____________________________________________
Signature of individual (if Seller is an individual)

X _____________________________________________
Authorized signatory (if Seller is not an individual)

_______________________________________________
Name of Seller (please print)

_______________________________________________
Name of authorized signatory (please print)

_______________________________________________
Official capacity of authorized signatory (please print)

A.II-1

Affirmation by Seller's Broker-Dealer
(Required for sales pursuant to Section (b)(2)(B) above)

We have read the foregoing representations of our customer, _________________________ (the "Seller") dated _______________________, with regard to the sale, for such Seller's account, of _________________ common shares (the "Securities") of the Company represented by certificate number ______________ or held in Direct Registration System (DRS) account number ________________.  We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), on behalf of the Seller.  In that connection, we hereby represent to you as follows:

(1) no offer to sell Securities was made to a person in the United States;

(2) the sale of the Securities was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3) no "directed selling efforts" were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4) we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker's commission that would be received by a person executing such transaction as agent.

For purposes of these representations:  "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; "directed selling efforts" means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and "United States" means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Company shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Dated: ___________________ 20___.

_____________________________________________
Name of Firm

By: ________________________________________

 Authorized Officer

A.II-2

Schedule B

LexaGene Holdings Inc.
(the "Company")

AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE CHARTER

LEXAGENE HOLDINGS INC.

(the "Company")

The audit committee's mandate and charter can be described as follows:

1. Each member of the Audit Committee shall be a member of the Board of Directors, in good standing, and the majority of the members of the audit committee shall be independent in order to serve on this committee.

2. At least one of the members of the Audit Committee shall be financially literate.

3. Review the Committee's charter annually, reassess the adequacy of this charter, and recommend any proposed changes to the Board of Directors. Consider changes that are necessary as a result of new laws or regulations.

4. The  Audit  Committee  shall  meet  at  least  four  times  per  year,  and  each time  the  Company proposes  to  issue  a  press  release  with  its  quarterly  or  annual  earnings  information.  These meetings may be combined with regularly scheduled meetings,  or  more  frequently  as circumstances may require. The Audit Committee may ask members of the Management or others to attend the meetings and provide pertinent information as necessary.

5. Conduct executive sessions with the outside auditors, outside counsel, and anyone else as desired by the committee.

6. The Audit Committee shall be authorized to hire outside counsel or other consultants as necessary (this may take place any time during the year).

7. Approve any non-audit services provided by the independent auditors, including tax services.

8. Review and evaluate the performance of the independent auditors and review with the full Board of Directors any proposed discharge of the independent auditors.

9. Review  with  the  Management  the  policies  and  procedures  with  respect  to  officers'  expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditor.

10. Consider, with the Management, the rationale for employing accounting firms rather than the principal independent auditors.

11. Inquire of the Management and the independent auditors about significant risks or exposures facing the Company; assess the steps the Management has taken or proposes to take to minimize such risks to the Company; and periodically review compliance with such steps.

12. Review with  the independent  auditor, the audit scope  and plan of the independent  auditors.

13. Address the coordination of the audit efforts to assure the completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

14. Inquire regarding the "quality of earnings" of the Company from a subjective as well as an objective standpoint.

15. Review with the independent accountants: (a) the adequacy of the Company's internal controls including computerized information systems controls and security; and (b) any related significant findings and  recommendations  of  the  independent  auditors  together  with  the  Management's responses thereto.

B.1

16. Review with  the  Management  and  the  independent auditor  the effect  of any regulatory and accounting initiatives, as well as off-balance-sheet structures, if any.

17. Review with the  Management,  the  independent  auditors,  the  interim  annual  financial  report before it is filed with the regulatory authorities.

18. Review with the independent auditor that performs an audit: (a) all critical accounting policies and practices used by the Company; and (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Management of the Company, the ramifications of each alternative and the treatment preferred by the Company.

19. Review all material written communications between the independent auditors and the Management.

20. Review with the Management and the independent auditors: (a) the Company's annual financial statements and related footnotes; (b) the independent auditors' audit of the financial statements and their report thereon; (c) the independent auditor's judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting; (d) any significant changes required in the independent auditors' audit plan; and (e) any serious difficulties or disputes with the Management encountered during the audit.

21. Periodically review the Company's code of conduct to ensure that it is adequate and up-to-date.

22. Review the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters that may be submitted by any party internal or external to the organization. Review any complaints that might have been received, current status, and resolution if one has been reached.

23. Review procedures for the confidential, anonymous submission by employees of the organization of concerns regarding questionable accounting or auditing matters. Review any submissions that have been received, the current status, and resolution if one has been reached.

24. The Audit Committee will perform such other functions as assigned by law, the Company's articles, or the Board of Directors.

B.2

LexaGene

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on February 8, 2023

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 a.m. Vancouver Time, on February 6, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of securities of LexaGene Holdings Inc. (the "Company") hereby appoint: Dr. John (Jack) Regan, Chief Executive Officer and a director, or failing this person, Jeff Mitchell, Chief Financial Officer, or failing this person, Desmond M. Balakrishnan, Solicitor (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held at the offices of McMillan LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on February 8, 2023 at 10:00 a.m. (Vancouver Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold
01. Dr. John (Jack) Regan	☐	☐
02. Tom Slezak	☐	☐
03. Dr. Jane Sykes	☐	☐
04. Joseph Caruso	☐	☐
05. Stephen Mastrocola	☐	☐

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	For	Withhold
2. Appointment of Auditors Appointment of RSM US LLP, Certified Public Accountants as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against	Abstain
3. Amended and Restated Omnibus Incentive Plan To pass an ordinary resolution to ratify, confirm and approve the Company's Amended and Restated Omnibus Incentive Plan, as described in the accompanying Information Circular.	☐	☐	☐
4. Increase to Maximum Share Reserve for Options To pass the ordinary resolution, by disinterested shareholder vote, to ratify, confirm and approve the increase of the fixed maximum number of Common Shares reserved for issuance upon exercise of Options pursuant to the Company's Omnibus Incentive Plan, as described in the accompanying Information Circular.	☐	☐	☐
5. Increase to Maximum Share Reserve for Restricted Share Units To pass the ordinary resolution, by disinterested shareholder vote, to ratify, confirm and approve the increase of the fixed maximum number of Common Shares reserved for issuance upon conversion of Restricted Share Units pursuant to the Company's Omnibus Incentive Plan, as described in the accompanying Information Circular.	☐	☐	☐
6. Executive Compensation To approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐

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References herein to the Information Circular are to the Notice of Meeting and Proxy Statement of Lexagene Holdings Inc.

Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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